1 #507053739_v1 COUNTERPART 1 OF 4. IN THE EVENT THAT THIS DOCUMENT IS DEEMED TO CONSTITUTE “CHATTEL PAPER” AND MULTIPLE ORIGINAL COUNTERPARTS HAVE BEEN EXECUTED BY THE PARTIES HERETO, THEN COUNTERPART NO. 1 OF 4 ORIGINAL COUNTERPARTS SHALL BE DEEMED THE ONLY ORIGINAL FOR PURPOSES OF DETERMINING WHICH ORIGINAL COUNTERPART CONSTITUTES THE CHATTEL PAPER RESULTING FROM THE INSTANT TRANSACTION. AIRCRAFT LEASE AGREEMENT (S/N 2282) THIS AIRCRAFT LEASE AGREEMENT (S/N 2282) (this “Lease”) is entered into effective as of the 9th day of August, 2024 between TVPX Aircraft Solutions Inc., not in its individual capacity but solely as Owner Trustee under that certain Trust Agreement dated as of August 1, 2024 and known as the TVPX 2024 G280 MSN 2282 Business Trust, with an address at 39 East Eagle Ridge Drive, Suite 201, North Salt Lake, Utah 84054, or any affiliate, successor or assign, as lessor (“Lessor”), and Volato, Inc., a Georgia corporation with its principal place of business at 1954 Airport Road, Suite 124, Chamblee, Georgia 30341 (“Lessee”). WHEREAS, Lessee desires to (x) transfer (or cause to be transferred) title to the Aircraft (as such term is defined below) to Lessor, and (y) lease the Aircraft from Lessor in accordance with the terms and conditions set forth in this Lease; and WHEREAS, Lessor is willing to (x) take title to the Aircraft, and (y) lease the Aircraft to Lessee in accordance with the terms of this Lease. NOW THEREFORE, in consideration of the mutual promises and covenants set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby conclusively acknowledged, Lessor and Lessee, intending to be legally bound, hereby agree as follows: 1. DEFINITIONS AND INTERPRETATION 1.1 Definitions: In this Lease the following words and expressions have, except where the context otherwise requires, the respective meanings set forth below: Acceptance Certificate: the certificate of acceptance of the Aircraft signed by Lessee in the form set forth in Schedule 2 hereof; Affiliate: of any Person means any other Person that (i) directly or indirectly controls, is controlled by or is under common control with such Person (excluding any trustee under, or any committee with responsibility for administering, any employee benefit plan), or (ii) is an officer, trustee or director of such person. Without limiting the foregoing, a Person shall be deemed to be “controlled by” any other Person if such other Person possesses, directly or indirectly, power: (A) to vote greater than 50% or more of the securities, membership interests or similar ownership interests (on a fully diluted basis) having ordinary voting power for the election of directors, members, managing partners or similar Persons; or to (B) direct or cause the direction of the management and policies of such Person whether by contract or otherwise; Agreed Value: Twenty-Three Million Five Hundred Thousand and No/100 Dollars ($23,500,000.00) or such other amount as may be approved by Lessor in writing in its sole discretion;

2 #507053739_v1 Aircraft: the aircraft specified in Schedule 1 including, unless the context otherwise requires, all Engines, Parts and Aircraft Documents (whether or not any of them are installed in or on board the Aircraft at any given time); Aircraft Documents: all records, logs, technical data and mandatory manuals relating to the maintenance and operation of the Aircraft, including those identified in Schedule 1, and all additions, renewals, revisions and replacements from time to time made in accordance with this Lease; Aircraft Purchase Agreement: that certain Aircraft Purchase Agreement dated effective of even date herewith between Lessee and Lessor in respect of the Aircraft; Airframe: the Aircraft (excluding the Engines or engines from time to time installed thereon and the Aircraft Documents) and all Parts installed thereon as at Delivery, or at any time thereafter, or which having been removed therefrom remain subject to this Lease and all replacements, renewals and additions made to the foregoing in accordance with this Lease; Anti-Corruption Laws: all laws, rules, regulations and requirements of any jurisdiction (including the U.S.) applicable to the Lessee, its Affiliates or any other Material Person concerning or relating to bribery or corruption, including, without limitation, the FCPA. Anti-Money Laundering Laws: has the meaning set forth in Section 6.21. Applicable Law: all laws, ordinances, judgments, decrees, injunctions, writs, rules, regulations, conventions (including, without limitation, the Cape Town Convention if and to the extent in effect in any relevant jurisdiction), orders, interpretations, licenses, permits and orders of any court, arbitrator or Government Entity, and any judicial or administrative interpretation, of any of the same, including the airworthiness certificate issued with respect to the Aircraft, the Cape Town Convention, all rules and regulations of the Aviation Authority, airworthiness directives or bulletins, and/or any of the same relating to noise, the environment, national security, public safety, exports or imports or contraband; Approved Manager: any aircraft manager of recognized standing in the corporate jet management industry which is acceptable to Lessor, it being understood and agreed that (i) as of the date hereof, G C Aviation, Inc. is an Approved Manager, and (ii) Lessor may (but shall not be obligated to) conduct an annual audit of any Approved Manager at any time during the Term at the cost and expense of Lessee and, if the Approved Manager is no longer acceptable to Lessor, Lessee shall, at Lessor’s discretion, either appoint a new management company acceptable to Lessor in its sole discretion or make the then existing Approved Manager subject to the oversight of a third party management company acceptable to Lessor in its sole discretion; Aviation Authority: the United States Federal Aviation Administration, and any successor thereof; Business Day: a day on which banks are open for the transaction of business of the nature required by this Lease in New York, New York; Cape Town Convention: means, collectively, (i) the official English language text of the Convention on International Interests in Mobile Equipment, adopted on 16 November 2001 at a diplomatic conference held in Cape Town, South Africa, as the same may be amended or modified from time to time (the “Convention”), (ii) the official English language text of the Protocol to the Convention on International Interests in Mobile Equipment on Matters Specific to Aircraft Equipment, adopted on 16 November 2001 at a diplomatic conference held in Cape Town, South Africa, as the same may be amended or modified from time to time (the “Protocol”), and (iii) the related procedures and regulations for the International Registry of Mobile Assets located in Dublin, Ireland and established pursuant to the Cape Town Convention, along with any successor registry (the “International Registry”), issued by the applicable supervisory authority pursuant to

3 #507053739_v1 the Convention and the Aircraft Protocol, as the same may be amended or modified from time to time; Claims: all claims, proceedings, losses, liabilities, indemnities, suits, judgments, costs, expenses (including reasonable legal fees and expenses), penalties, and/or fines; Closing Fee: $300,000.00; Code: the Internal Revenue Code of 1986, as amended; Deductible Limit: $25,000.00; Default Compensation: the rate of compensation set out in Section 3.10; Delivery: the date and time of acceptance by Lessee of the Aircraft as evidenced by the Acceptance Certificate; Delivery Date: August 9, 2024; Delivery Location: KCHS, Charleston, South Carolina or other mutually agreeable location; Dollars & $: the lawful currency of the United States of America and, in relation to all payments in dollars to be made under this Lease, in immediately available funds; Early Purchase Amount: means (i) during the First Early Purchase Period, the First Early Purchase Price, and (ii) during the Second Early Purchase Period, the Second Early Purchase Price; Early Purchase Date: means the date that Lessee purchases the Aircraft from Lessor during the First Early Purchase Period or the Second Early Purchase Period, as applicable; Effective Date: August 9, 2024; Engine or Engines: the engine or engines specified in Schedule 1 or any other engine from time to time subsequently installed on the Airframe, or any engine which having been removed from the Airframe remains subject to this Lease, together with all Parts from time to time belonging to, installed in or pertinent to such engine; Event of Default: any event set out in Section 9 or which may with the passage of time or the giving of notice or a determination under the relevant section be such an event; Event of Loss: (a) the actual or constructive total loss of the Aircraft (including any damage to the Aircraft or Airframe which results in an insurance settlement on the basis of a total loss, or requisition for use or hire which results in an insurance settlement on the basis of a total loss); or (b) the Aircraft or Airframe being destroyed, damaged beyond repair or permanently rendered unfit for normal use for any reason whatsoever; or (c) the requisition of title or other compulsory acquisition, capture, seizure, deprivation, confiscation or detention for any reason of the Aircraft by any Government Entity exerting possession or control of, or exercising jurisdiction over, the Aircraft or the Airframe which deprives any Person permitted by this Lease from having possession and/or use thereof for more than thirty (30) calendar days, or the requisition of title of the Aircraft by any Government Entity exerting possession or control of, or exercising jurisdiction over, the Aircraft or the Airframe; or (d) the hijacking, theft, condemnation, confiscation, seizure or requisition for use or hire of the Aircraft which deprives any Person permitted by this Lease from having possession and/or use of the Aircraft for more than thirty (30) calendar days; or (e) any of the above occurring with respect to an Engine; Expected Resale Price: Twenty-Three Million Five Hundred Thousand and No/100 Dollars ($23,500,000.00);

4 #507053739_v1 Expiry Date: the date preceding the numerically corresponding day ninety (90) days after the Delivery Date or such earlier date as may be specified in this Lease; Fair Market Value: the price a willing buyer (who is neither a lessee in possession nor a used equipment dealer) would pay for the Aircraft in an arm’s-length transaction to a willing seller under no compulsion to sell; provided, however, that in such determination: (aa) the Aircraft shall be assumed to be in the condition in which it is required to be maintained and returned under this Lease; (bb) in the case of any installed additions to the Aircraft, same shall be valued on an installed basis; (cc) it shall be assumed (whether or not the same is true) that such price has not been diminished due to the existence of any damage history; and (dd) costs of removal of the Aircraft from the current location shall not be a deduction from such valuation; FCPA: the Foreign Corrupt Practices Act of 1977 (15 U.S.C. Section 78dd-1, et seq.), as amended; First Early Purchase Period: means the period commencing on the Delivery Date and ending on date that is sixty (60) days after the Delivery Date; First Early Purchase Period Base Price: Twenty Million Eight Hundred Seventy-Five Thousand and No/100 Dollars ($20,875,000.00); First Early Purchase Price: means the greater of (a) the First Early Purchase Period Base Price, or (b) the First Early Purchase Period Base Price plus twenty-five percent (25%) of the Resale Price in excess of the Expected Resale Price; Flight Hour: means one (1) hour of use of the Aircraft in flight operations, measured in one- tenth (1/10th) of an hour increments from takeoff, to landing, as recorded in the Aircraft records; Government Entity: means: (a) any national government, political sub-division thereof, or local jurisdiction therein; (b) any instrumentality, board, commission, department, division, organ, court, exchange control authority, or agency of any thereof, however constituted; or (c) any association, organization, or institution to whose jurisdiction any thereof is subject; Habitual Base: Dekalb-Peachtree Airport (PDK), or such other habitual base as approved by Lessor in writing following written notification from Lessee at least thirty (30) days prior to the changing of the Habitual Base; Indemnitees: Lessor, Bay Point Capital Partners II, LP, and any and all of its successors and assigns, shareholders, members, subsidiaries, affiliates, partners, contractors, directors, managers, officers, servants, agents, employees and mortgagees; Lease Documents: this Lease, the Aircraft Purchase Agreement and any and all other documents related thereto and/or executed in connection herewith or therewith; Lease Period: ninety (90) days; Lessor Lien: (a) any security interest whatsoever from time to time created by or through Lessor in connection with Lessor’s financing of the Aircraft; (b) any other security interest in respect of the Aircraft which results from acts of or claims against Lessor not related to the transactions contemplated by or permitted under this Lease; and (c) Liens in respect of the Aircraft for Lessor Taxes; Lessor Taxes: Taxes imposed: (a) as a direct result of activities of Lessor in the jurisdiction imposing the Taxes unrelated to Lessor’s dealings with Lessee or to the transactions contemplated by this Lease or to the registration, use, operation or presence of the Aircraft during the Term; or

5 #507053739_v1 (b) on the net income, profits or gains of Lessor by any Government Entity in the jurisdiction in which Lessor is organized or maintains its principal place of business; or (c) with respect to any event occurring after the Expiry Date and unrelated to Lessor’s dealings with Lessee or to the transactions contemplated by this Lease; Lien or Liens: any mortgage, deed of trust, pledge, hypothecation, assignment, conditional sale or title retention agreement, deposit arrangement, security interest, international interest, prospective international interest (as each such term is defined in the Cape Town Convention), encumbrance or lien of any kind or nature whatsoever; Maintenance Program: the applicable maintenance programs of Gulfstream, Honeywell and any other major component manufacturers; Material Adverse Effect: means a material adverse effect on (a) the value or utility of the Aircraft, (b) the financial condition, business, property, operations or prospects of the Lessee, (c) the ability of Lessee to perform its obligations under the Lease Documents to which it is a party or (d) the validity or enforceability of this Lease or any of the other Lease Documents or the exercise of the rights or remedies of the Lessor under this Lease and/or the other Lease Documents; Material Person: collectively, Lessee and its Affiliates; Minimum Liability Coverage: $250,000,000; Month: a calendar month; Notification Threshold: $25,000.00; OFAC: the Office of Foreign Assets Control, U.S. Department of the Treasury; Patriot Act: USA Patriot Act 2001, 107 Public Law 56 (October 26, 2001) and other statutes and all orders, rules and regulations of the United States government and its various executive departments, agencies and offices, related to the subject matter of the Patriot Act, including Executive Order 13224 effective September 24, 2001, as amended from time to time; Parts: all appliances, parts, accessories, instruments, navigational and communication equipment, furnishings, modules, components and other items of equipment (other than complete Engines or engines or a complete auxiliary power unit) installed on the Aircraft at Delivery or any other part which thereafter becomes the property of Lessor, or any part which having been removed from the Aircraft remains the property of Lessor, but specifically excluding a part that has been replaced with a substituted part of comparable quality and value which becomes the property of Lessor; Periodic Intervals: monthly intervals, with Rent payable in advance; Permitted Lien: in respect of the Aircraft or any Engine: (a) any lien for Taxes either not yet assessed or, if assessed, not yet due and payable or being contested in good faith by appropriate proceedings (and for the payment of which adequate reserves have been provided) so long as any such proceedings or the continued existence of such lien would not be reasonably expected to result in the sale, forfeiture or loss of, or of any interest in, the Aircraft, any Engine or any Part; (b) airport hangar keepers’, mechanics, materialmen’s, carriers’, employees’ or other similar liens arising in the ordinary course of business by statute or by operation of law in respect of obligations which are not overdue or which are being contested in good faith by appropriate proceedings (and for the payment of which adequate reserves have been provided) so long as any such proceedings or the continuing existence of such lien would not be reasonably expected to result in the sale, forfeiture or loss of, or of any interest in, the Aircraft, any Engine or any Part;

6 #507053739_v1 Person: a natural person, partnership, corporation, business trust, joint stock company, trust, unincorporated association, joint venture, limited liability company, Government Entity or other entity of whatever nature; Redelivery: the date and time at which the Aircraft is re-delivered by Lessee to Lessor pursuant to and in accordance with the terms of this Lease; Redelivery Location: any location in the continental United States as may be designated by Lessor in writing; Registerable Interests: all existing and prospective international interests and other interests, rights and/or notices, sales and prospective sales, assignments, subordinations and discharges, in each case, susceptible to being registered at the International Registry pursuant to the Cape Town Convention including at the Aviation Authority; Rent: has the meaning set forth in Section 3.3; Rent Date: the first day of each rental period as referred to in Section 3.2; Resale Price: the sales price received or to be received by Lessee in connection with the resale of the Aircraft by Lessee to a third party purchaser during the Term or within one hundred eighty (180) days of the Expiry Date; Sanctions: means economic or financial sanctions, requirements or trade embargoes imposed, administered or enforced from time to time by U.S. Government Entities (including, but not limited to, Office of Foreign Assets Control, the U.S. Department of State and the U.S. Department of Commerce), the United Nations Security Council, the European Union, or Her Majesty’s Treasury; Second Early Purchase Period: means the period commencing on the date that is sixty-one (61) days after the Delivery Date and ending on date that is ninety (90) days after the Delivery Date; Second Early Purchase Period Base Price: Twenty-One Million Two Hundred Twenty-Five Thousand and No/100 Dollars ($21,225,000.00); Second Early Purchase Price: means the greater of (a) the Second Early Purchase Period Base Price, or (b) the Second Early Purchase Period Base Price plus thirty-five percent (35%) of the Resale Price in excess of the Expected Resale Price; Security Deposit: $300,000.00; State of Organization: Georgia; State of Registration: The United States of America or such other country as Lessor may in its absolute discretion agree in writing; Taxes: all forms of taxation whenever created or imposed and whether of the Government of the United States of America or elsewhere and whether imposed by a local, municipal, state or federal government or other body and, without prejudice to the generality of the foregoing, includes income tax, corporation tax, capital gains tax, sales tax, value added tax, withholding tax, customs and other import or export duties, excise duties, stamp duties, and tax-related fines, penalties, interest, costs, charges and expenses; Term: the period from Delivery until the earlier of (i) Redelivery of the Aircraft, (ii) Lessor’s receipt of the Agreed Value and all other amounts due to Lessor hereunder after the occurrence of an Event of Loss, and (iii) the closing of Lessee’s purchase of the Aircraft in accordance with Section 12 below; and UCC: the Uniform Commercial Code as enacted in the State of New York. 1.2 Interpretation: Any documents referred to in this Lease include the same as modified from time to time, together with all additions, supplements and replacements thereto including assignments and novations thereof. Headings are for ease of reference only and do not form a part of this Lease. Where the context so requires, the singular includes the plural and vice versa. References

7 #507053739_v1 to persons or Persons include bodies corporate and unincorporate and include their successors and permitted assigns. References to Sections and Schedules are to sections and schedules of this Lease unless otherwise specified. References to this Lease include the Schedules hereto. Certain of the terms used in this Lease (“CTC Terms”) have the meaning set forth in and/or intended by the Cape Town Convention. By way of example, but not limitation, these CTC Terms include, “administrator”, “associated rights”, “contract of sale”, “sale”, “prospective sale”, “proceeds,” “international interests,” “prospective international interest,” “security assignment,” “transfer,” “working days,” “consent,” “final consent,” “priority search certificate,” “professional user entity,” “transacting user entity,” “contract” and “registrable interest.” 2. COMMENCEMENT 2.1 Leasing: Lessor shall lease the Aircraft to Lessee and Lessee shall (subject to the provisions of Schedule 3) take the Aircraft on lease in accordance with this Lease from Delivery for the Lease Period or for such other period as is specifically provided for in this Lease. The Lessee will accept the Aircraft on the Delivery Date or such other day as may be agreed. After Delivery the Aircraft and every Part will be in every respect at the sole risk of Lessee, who will bear all risk of loss, theft, damage or destruction thereto from any cause whatsoever. 2.2 Delivery: The Aircraft will be delivered to and accepted by Lessee at the Delivery Location. Acceptance of the Aircraft by Lessee will be evidenced by execution and delivery to Lessor of the duly completed and executed Acceptance Certificate. Subject to the provisions of Schedule 3, the ferry flight to the Habitual Base, including obtaining the required ferry permits, if any, will be the responsibility, and at the cost, of Lessee. 2.3 Conditions Precedent: Delivery of, and the Lessee’s right to subsequently operate, the Aircraft shall, without prejudice to any other provision of this Lease, be conditional upon the satisfaction by Lessee of all of the conditions precedent contained in Schedule 3. 2.4 Force Majeure: Lessor shall not be liable for any failure or delay in delivering the Aircraft for any reason, an Event of Loss, force majeure, epidemic or pandemic (including, without limitation, as a result of the effects of COVID-19), acts of any enemy, war, civil commotion, insurrection, terrorism, riot, embargo, fire, explosion, earthquake, lightning, flood, drought, windstorm or other restrictions, or any legislation, act, order, directive or regulation of any Government Entity or other duly constituted authority, strike, lock-out, walk-out, slow-down or other labor trouble, government shutdown, lack or shortage or delay in delivery of supplies, materials, accessories, equipment, tool or parts, delay in obtaining any type approval or any airworthiness certificates, or any other reason. 2.5 Failure to accept Aircraft: If Lessee fails (i) to accept delivery of the Aircraft on the Delivery Date for any reason, or (ii) to deliver to Lessor on the Delivery Date the Acceptance Certificate duly signed by Lessee, or (iii) to provide the conditions precedent set out in Schedule 3 within the required time, such failure shall be an Event of Default and, in addition to any other rights afforded under this Lease, at law, and/or in equity (each of which is hereby expressly reserved), Lessor shall be entitled to retain the Security Deposit as liquidated damages and not as a penalty and Lessor shall be under no obligation to purchase the Aircraft from Lessee or pay any sum of money therefor. 2.6 Intentionally Left Blank. 2.7 Exclusion: AS BETWEEN LESSOR AND LESSEE, THE AIRCRAFT IS DELIVERED “AS IS,” “WHERE IS” AND “WITH ALL FAULTS” AND LESSEE AGREES AND

8 #507053739_v1 ACKNOWLEDGES THAT, SAVE AS EXPRESSLY STATED IN THIS LEASE, LESSOR WILL HAVE NO LIABILITY IN RELATION TO, AND LESSOR HAS NOT AND WILL NOT BE DEEMED TO HAVE MADE OR GIVEN ANY WARRANTIES OR REPRESENTATIONS, EXPRESS OR IMPLIED, WITH RESPECT TO THE AIRCRAFT, INCLUDING BUT NOT LIMITED TO: (A) THE DESCRIPTION, AIRWORTHINESS, MERCHANTABILITY, FITNESS FOR ANY USE OR PURPOSE, VALUE, CONDITION OR DESIGN OF THE AIRCRAFT OR ANY PART; OR (B) ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY IN TORT, WHETHER OR NOT ARISING FROM LESSOR’S NEGLIGENCE, ACTUAL OR IMPUTED; OR (C) ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY FOR LOSS OF OR DAMAGE TO THE AIRCRAFT, FOR ANY LIABILITY OF LESSEE TO ANY THIRD PARTY, OR FOR ANY OTHER DIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES. LESSEE ACKNOWLEDGES THAT IN ACCEPTING THE AIRCRAFT LESSEE HAS RELIED SOLELY UPON ITS OWN INVESTIGATION OF THE AIRCRAFT AND DISCLAIMS ANY RELIANCE UPON ANY STATEMENTS OR REPRESENTATIONS MADE BY LESSOR. THIS IS A NET LEASE. LESSOR SPECIFICALLY DISCLAIMS ANY WARRANTY THAT THE AIRCRAFT IS IN COMPLIANCE WITH ANY APPLICABLE GOVERNMENT ENTITY REQUIREMENTS OR REGULATIONS. LESSEE’S OBLIGATIONS TO PAY RENT AND PERFORM ITS OBLIGATIONS HEREUNDER ARE ABSOLUTE, IRREVOCABLE AND UNCONDITIONAL AND WILL NOT BE SUBJECT TO ANY RIGHT OF SETOFF, COUNTERCLAIM, DEDUCTION, DEFENSE OR ANY RIGHT LESSEE MAY HAVE AGAINST THE SUPPLIER, MANUFACTURER, LESSOR OR ANY OTHER PERSON. LESSEE AGREES TO MAKE THE RENT AND OTHER PAYMENTS REQUIRED HEREUNDER WITHOUT REGARD TO THE CONDITION OF THE AIRCRAFT OR ANY PART THEREOF AND TO LOOK ONLY TO THE SELLER, MANUFACTURER, VENDOR OR CARRIER THEREOF SHOULD THE AIRCRAFT, WHEN RECEIVED, BE DEFECTIVE IN ANY MANNER, OR SHOULD THE AIRCRAFT OR ANY PART THEREOF AT ANY TIME FOR ANY REASON BE INOPERATIVE OR DEFECTIVE. LESSOR HAS NO FAMILIARITY WITH THE AIRCRAFT AND ASSUMES NO RESPONSIBILITY FOR THE CONDITION OR SERVICING THEREOF. LESSOR SHALL UNDER NO CIRCUMSTANCES HAVE ANY LIABILITY FOR CONSEQUENTIAL, PUNITIVE OR EXEMPLARY DAMAGES. 2.8 Waiver: LESSEE HEREBY WAIVES, AS BETWEEN ITSELF AND LESSOR, ALL OF LESSEE’S RIGHTS IN RESPECT OF ANY WARRANTY OR REPRESENTATION, EXPRESS OR IMPLIED, ON THE PART OF LESSOR AND ALL CLAIMS AGAINST LESSOR HOWSOEVER AND WHENEVER ARISING AT ANY TIME IN RESPECT OF OR OUT OF THE OPERATION OR PERFORMANCE OF THE AIRCRAFT OR THIS LEASE EXCEPT TO THE EXTENT ARISING UNDER SECTION 4.2. 2.9 Confirmation: LESSEE CONFIRMS THAT IT IS FULLY AWARE OF THE PROVISIONS OF THIS SECTION 2 AND ACKNOWLEDGES THAT RENT AND OTHER AMOUNTS HAVE BEEN CALCULATED NOTWITHSTANDING ITS PROVISIONS. 3. PAYMENTS

9 #507053739_v1 3.1 Aircraft Security Deposit: Lessee will pay the Security Deposit to Lessor prior to Delivery. Provided that Lessor has received all amounts due and owing under this Lease, and unless (i) an Event of Default has occurred, or (ii) Lessee purchases the Aircraft in accordance with Section 12 below (in which case the Security Deposit will be applied in reduction of the applicable Early Purchase Amount), the Security Deposit will be promptly refunded to Lessee upon expiration or termination of this Lease and Lessee’s compliance with the provisions set forth in Section 8 below; otherwise, the Security Deposit will be forfeited to and become the property of Lessor. Lessee shall indemnify and reimburse Lessor for any amounts due and owing to Lessor under this Lease upon expiration or termination of this Lease and any costs or expenses incurred by Lessor due to Lessee’s failure to comply with the provisions set forth in Section 8 hereof which are in excess of the Security Deposit. 3.2 Rental Period: The first rental period of the Aircraft will commence on the date of Delivery of the Aircraft, and each subsequent rental period will commence at Periodic Intervals thereafter except that: (a) if there is no such numerically corresponding day in that month, it will commence on the last day of that month; (b) if a rental period would otherwise extend beyond the Expiry Date, it will end on the Expiry Date; and (c) if a rental period would otherwise begin on a day other than a Business Day, the preceding rental period shall be shortened so that the next rental period commences on the Business Day prior to the date on which that rental period would have otherwise commenced. 3.3 Rent; Supplemental Rent: In addition to the Security Deposit, Lessee will pay to Lessor or its order rent on the dates and in the amounts set out in Schedule 4 (such payments being the “Rent”). Payment of Rent must be initiated adequately in advance of the Rent Date to ensure that Lessor receives the payment on the Rent Date. Rent for any partial rent period shall be pro-rated. 3.4 Payments: All payments by Lessee to Lessor under this Lease will be made on the due date no later than close of business New York, New York time in Dollars in immediately available cleared funds by wire transfer for the account of Lessor to the account provided in writing by Lessor to Lessee or to such other account or bank as may from time to time be designated by Lessor. 3.5 Gross-up: All payments to be made by Lessee shall be made without set-off or counterclaim, free and clear of and without deduction for or on account of any Taxes whatsoever. If, however, Lessee is compelled by law to deduct or withhold such Taxes, Lessee shall ensure that any deduction or withholding does not exceed the minimum legal liability therefor and (i) Lessee shall promptly remit the amount of such Taxes to the appropriate taxation authority, and in any event prior to the date on which penalties attach thereto; (ii) such payment shall be increased by such amount as may be necessary to ensure that Lessor or the relevant Indemnitee receives a net amount which, after deducting or withholding such Taxes (other than Lessor Taxes), is equal to the full amount which Lessor or such Indemnitee would have received had such payment not been subject to such Taxes (other than Lessor Taxes); and (iii) Lessee shall indemnify and hold Lessor and each other Indemnitee harmless from and against any liability of Lessor or such other Indemnitee in respect of such Taxes (other than Lessor Taxes). Lessee will deliver to Lessor within thirty (30) days after each deduction or withholding evidence reasonably satisfactory to Lessor that such Taxes have been remitted to the appropriate taxation authority. To the extent, as a result of the payment of any amounts by the Lessee pursuant to this Section 3.5, the Lessor

10 #507053739_v1 receives any tax credits resulting solely from the payment of such additional amounts by the Lessee, the Lessor shall reimburse the Lessee to the extent of any such tax credits so received. 3.6 Taxation: Lessee will pay, and on demand indemnify and hold harmless Lessor and each other Indemnitee against, all Taxes (other than Lessor Taxes) levied or imposed against or upon or payable by Lessee, Lessor or any other Indemnitee and/or the Aircraft or any part thereof or interest therein and relating to or attributable to Lessee, this Lease (or the execution thereof) or the Aircraft or any part thereof or interest therein, or incurred directly or indirectly in connection with the transactions, acts, events and circumstances contemplated in or done or occurring pursuant to this Lease, including the registration, ownership, leasing, sub-leasing, purchase, delivery, possession, use, operation, repair, maintenance, overhaul, transportation, landing, storage, presence or re-delivery of the Aircraft or any part thereof or any rent, receipts, insurance proceeds, income or other amounts arising therefrom. 3.7 Taxation of Indemnity Payments: If as a result of (i) any sum payable by Lessee to Lessor or any other Indemnitee under this Lease by way of indemnity (including under this Section 3.7) being treated as taxable in the hands of Lessor or any other Indemnitee or (ii) any sum payable to or applied for the benefit of Lessee by Lessor under this Lease or payable by Lessor in order to obtain or secure Lessor’s rights according to this Lease following an Event of Default not being allowed as a deduction in computing US taxable profits, Lessor or any other Indemnitee incurs any obligation to pay any tax or suffers any additional tax, Lessee shall pay to Lessor such sum as shall equal such tax. 3.8 Absolute: Lessee’s obligations under this Lease (including, without limitation, its obligation to pay Rent) are absolute and unconditional irrespective of any contingency whatsoever including (but not limited to): (a) any right of set-off, counterclaim, recoupment, defense or other right that either party to this Lease may have against the other; (b) any unavailability of the Aircraft for any reason, including, but not limited to, a requisition of the Aircraft or any prohibition or interruption of or interference with or other restriction against Lessee’s use, operation or possession of the Aircraft; (c) any cloud on title or defect in airworthiness, merchantability, fitness for any purpose, condition, design or operation of any kind or nature of the Aircraft for any particular use or trade, or for registration or documentation under the laws of any relevant jurisdiction, or any Event of Loss in respect of, or any damage to, the Aircraft; (d) any insolvency, bankruptcy, reorganization, arrangement, readjustment of debt, dissolution, liquidation or similar proceedings by or against Lessor or Lessee; (e) any invalidity or unenforceability or lack of due authorization of, or defect in, this Lease; or (f) any breach by Lessor of any other agreement with Lessee. 3.9 Sales Tax; Value Added Tax: All payments under this Lease are exclusive of any sales, use, value added, turnover, or goods and services Taxes or other similar Taxes, and if any such Tax is payable with respect to this Lease or any payment under this Lease, Lessee shall (if permitted by Applicable Law) pay such Tax to the relevant taxation authority when due or, if Applicable Law requires Lessor or any other Indemnitee to pay such Tax to the relevant taxation authority, Lessee shall pay such Tax to Lessor or such other Indemnitee together with the payment on or with respect to which such Tax is payable. 3.10 Default Compensation:

11 #507053739_v1 (a) If Lessee fails to pay any amount payable under this Lease on the date when due or if Lessor incurs expenditure under this Lease which Lessee is obligated to repay or indemnify Lessor for, Lessee will pay on demand from time to time to Lessor compensation (as well after as before judgment) on that amount, from the due date to the date of payment in full by Lessee to Lessor, at the rate of thirty percent (30%) per annum. All such compensation as provided above will be compounded monthly and calculated on the basis of the actual number of days elapsed and a 360 day year. In the event that such compensation exceeds the maximum rate of interest allowed by Applicable Law, as amended from time to time, only the maximum rate of interest allowed shall then be charged but thereafter in any interest period or periods during which the rate is less than the maximum rate allowed by Applicable Law, as amended from time to time, such compensation shall be increased so that Lessor, its successors or assigns, may collect interest in such amount as may have been charged pursuant to the terms of this Section 3.10(a), but which was not charged because of the limitation imposed by law; and (b) In addition to the default compensation payable pursuant to Section 3.10(a) above, a late charge equal to ten percent (10%) of the payment in question shall be imposed on any payment hereunder not received by the Lessor on or before the date such payment is due (including, for the sake of clarity, upon acceleration and demand of payment of Rent upon the occurrence of an Event of Default). The late charge is not a penalty, but liquidated damages to defray administrative and related expenses due to such late payment. The late charge shall be immediately due and payable and shall be paid by the Lessee to the Lessor without notice or demand. This provision for a late charge is not and shall not be deemed a grace period, and Lessor has no obligation to accept a late payment. Further, the acceptance of a late payment without an accompanying late charge shall not be deemed a waiver of Lessor’s right to collect such late charge or to collect a late charge for any subsequent late payment received. 3.11 Recoveries in Other Currencies: If any payment due hereunder is paid to, or recovered by, Lessor in a currency (the “other currency”) other than U.S. Dollars for any reason whatsoever (including as a result of a judgment against Lessee or the liquidation of Lessee’s assets), then, to the extent that such payment (or, in the case of a liquidation, the value as of the latest date for the determination of liabilities permitted by Applicable Law) falls short of the applicable amount which is required to be paid hereunder based upon the rate of exchange for the other currency, Lessee shall, as a separate and independent obligation, fully indemnify Lessor against the amount of the shortfall. For the purposes of this paragraph, the term “rate of exchange” means the rate at which Lessor is able, at 11:00 a.m. (New York City time) on the relevant date, to purchase U.S. Dollars in New York City with the other currency. 4. REPRESENTATIONS AND COVENANTS 4.1 Lessee’s Representations: Lessee acknowledges that Lessor has entered into this Lease in full reliance on the following representations, warranties and covenants made by Lessee; Lessee, now and as of each Rent Date (as if made with reference to the facts and circumstances existing on each such Rent Date), represents, warrants and covenants (as applicable) to Lessor that: (a) status: Lessee is duly organized, validly existing and in good standing under the laws of the State of Organization and has full power, authority and legal right to carry on its business as presently conducted and to perform its obligations under this Lease and its principal place of business is in the State of Georgia;

12 #507053739_v1 (b) consents: Lessee has obtained, or prior to the Delivery Date will obtain, all necessary company authority, third party consents and registrations for the execution, delivery and performance of its obligations under this Lease and is the holder, or will be the holder (or will contract with a permitted sub-lessee or third party operator in accordance with the terms of this Lease who is the holder) prior to the Delivery Date, of all necessary air transport licenses for the operation of the Aircraft as contemplated herein, and there has been no default in the observance of the conditions or restrictions (if any) imposed in, or in connection with, any of the same that has not been remedied; (c) legal validity: this Lease and the other Lease Documents constitute the legal, valid and binding obligations of Lessee, and are enforceable against Lessee in accordance with their respective terms except to the extent that such enforceability may be limited by bankruptcy, insolvency or similar laws respecting creditors’ rights generally or by the availability of specific performance or other equitable remedies being at the discretion of the court, and the execution, delivery and performance thereof does not contravene any Applicable Law or regulation or generally accepted interpretation thereof existing at the date hereof or any contractual, constitutional or other restriction binding on it; (d) non-conflict: the entry into and performance by Lessee of this Lease and/or the other Lease Documents to which it is a party do not and will not conflict with any laws binding on Lessee, or with Lessee’s constitutional documents, or conflict with or result in a default under any document which is binding on Lessee; (e) no litigation: no litigation, arbitration, tax claim or administrative proceeding is current, pending or threatened which could have a Material Adverse Effect on Lessee, and there are no outstanding or unpaid judgments against Lessee; (f) no default: no Event of Default or default exists and no event has occurred which with notice or lapse of time or both will constitute a default under any other agreement, undertaking or instrument to which Lessee is a party or by which Lessee may be bound or to which any of Lessee’s assets may be subject and which might affect Lessee’s ability to perform Lessee’s obligations under this Lease and/or the other Lease Documents; (g) no deduction: Lessee is not required by the laws of any country from which it may make any payment under this Lease to make any deduction or withholding from any such payment; (h) information: such written financial information in respect of Lessee as has been given to Lessor prior to the date hereof represents fairly and accurately the financial position of Lessee, and Lessee does not have any material liabilities (contingent or otherwise) which have not been disclosed to Lessor; (i) pari passu: the obligations of Lessee under this Lease are direct, general and unconditional obligations of Lessee and rank at least pari passu with all other present and future unsecured and unsubordinated obligations (including contingent obligations) of Lessee; (j) sovereign immunity: Lessee is subject to civil commercial law with respect to its obligations under this Lease; neither Lessee nor any of its assets is entitled to any right of immunity and the entry into and performance of this Lease by Lessee constitutes private and commercial acts; and Lessee is not entitled to any right of set off, suit or execution in respect of its obligations under this Lease; (k) choice of law: the choice by Lessee of New York law exclusively to govern this Lease and the submission by Lessee to the jurisdiction of New York courts are valid and binding and not subject to unilateral revocation;

13 #507053739_v1 (l) prohibited contracts: Lessee does not on this date hold a contract or other obligation to operate the Aircraft in any of the following countries: Cuba, Iraq, Iran, Libya, Myanmar, Syria, North Korea and Sudan, nor will Lessee enter into a contract or obligation for the operation of Aircraft, or operate the Aircraft, in any of said countries or in any other country or jurisdiction that is prohibited or restricted by (i) applicable U.S. law during the Term of the Lease, and/or (ii) the terms of any insurance policies covering the Aircraft; (m) Cape Town Convention: without limiting any of the other representations and warranties in this Lease, for the purposes of the Cape Town Convention and any other Applicable Law, (i) upon the conclusion of the sale of the Aircraft to Lessor and the lease of the Aircraft to Lessee as contemplated in this Lease, Lessee shall be situated in, and Lessee will cause the Aircraft to be duly registered in, the United States, (ii) with respect to any of the Lease Documents relating to the Airframe or Engines, each of the respective parties thereto has power to dispose of the Airframe and Engines, as contemplated therein by way of the relevant Lease Document, (iii) this Lease is effective to constitute an international interest in the Airframe and Engines and a security assignment of the related associated rights and transfer of the related international interests, and each such Registerable Interest will be effective against third parties upon registration at the International Registry, without any further filings or registrations (except as contemplated in the Lease Documents), and (iv) Lessee hereby consents to the exercise by Lessor of the remedies granted herein and in the Cape Town Convention (in accordance with the terms of the Cape Town Convention). Lessee acknowledges and agrees that Lessor may exercise such of the foregoing remedies as it shall determine in its sole discretion and none of the foregoing remedies is manifestly unreasonable. To the extent permitted by Applicable Law, Lessee and Lessor hereby agree that paragraph 2 of Article 13 of the Cape Town Convention shall apply to this Lease or to the exercise of any remedy by Lessor under this Lease or the Cape Town Convention. Following termination of this Lease, Lessee agrees to immediately discharge, upon demand by Lessor, any registration made with the International Registry in Lessee’s favor; (n) Rights of Lessor: From and after the Delivery Date, Lessor’s interest as lessor under this Lease, (i) constitutes a legal, valid and continuing international interest vested in Lessor in the Airframe and Engines; (ii) has been, and at all times hereafter will remain, validly created, validly constituted (by meeting all “formalities” requirements) and validly registered with the International Registry, in each such case, in conformity with the Cape Town Convention; and (iii) has first priority over any other right or interest in or with respect to the Airframe or Engines, other than the rights and interests of Lessor under this Lease and as further contemplated therein; (o) Consent to International Registry Filing(s): Lessee hereby consents to the registration with the International Registry of (A) the contract of sale of the Airframe and Engines to Lessor and (B) the international interests with respect to the Airframe and Engines and any associated rights thereto arising in connection with this Lease and/or any of the other Lease Documents in favor of Lessor. At closing (in connection with the Delivery Date), Lessee shall authorize its professional user entity to consent to all such registrations; (p) No Termination; Non-Consensual Liens: No international interest with respect to the Airframe and Engines and any associated rights thereto created in favor of Lessor shall be discharged without Lessor’s prior written consent. Lessee shall promptly cause any non- consensual lien (other than a non-consensual lien filed by or through Lessor) that is filed

14 #507053739_v1 on the International Registry with respect to the Airframe or any of the Engines to be discharged; (q) Collateral Description: The information contained on Schedule 1 (including the registration number of the Airframe, the serial numbers of the Airframe and the Engines, and manufacturer and model numbers of the Airframe and Engines) is true and accurate in all respects; (r) Government Entities: Lessee shall, at its sole cost and expense, promptly obtain all authorizations, consents, approvals, permissions, licenses and exemptions from, make all registrations and filings with, provide all notices, certificates and other documents required by, and take all such other actions required by, all applicable Government Entities in each applicable jurisdiction, including in the State of Registration, which are or may be necessary in order for Lessee to perform its obligations under this Lease and each of the other Lease Documents; (s) Enforcement in Foreign Jurisdictions: It is not necessary that Lessor establish a place of business in any jurisdiction outside of the U.S. in order for Lessor to enter into or enforce this Lease and the other Lease Documents in the State of Registration or any other jurisdiction where the Aircraft is or will be operated or located. Lessee shall, at its sole cost and expense, cause this Lease and each other Lease Document to be filed or presented in the Aviation Authority pursuant to the terms of this Lease; and (t) Compliance with Laws: (i) Lessee is not in violation of any requirement of Applicable Law relating to terrorism or money laundering (“Anti-Terrorism Laws”), including Executive Order No. 13224 on Terrorist Financing, effective September 24, 2001 (the “Executive Order”), and the Patriot Act, (ii) neither Lessee nor any broker or other agent of Lessee acting or benefiting in any capacity in connection with this Lease is any of the following: (A) a Person that is listed in the annex to, or is otherwise subject to the provisions of, the Executive Order; (B) a Person owned or controlled by, or acting for or on behalf of, any Person that is listed in the annex to, or is otherwise subject to the provisions of, the Executive Order; (C) a Person that commits, threatens or conspires to commit or supports “terrorism” as defined in the Executive Order; (D) a Person that is named as a “specially designated national and blocked person” on the most current list published by the U.S. Treasury Department Office of Foreign Assets Control at its official website or any replacement website or other replacement official publication of such list or (E) a Person with which Lessor or any of its Affiliates is prohibited from dealing or otherwise engaging in any transaction by any Anti-Terrorism Laws. 4.2 Lessor represents, warrants and covenants to Lessee that: (a) status: it is duly organized in the State of Utah, USA and is validly existing and in good standing under the laws of such state and has the power and authority to own its assets and carry on its business as presently carried on; (b) legal validity: this Lease and the other Lease Documents constitute legal, valid and binding obligations of Lessor under New York law and are enforceable against Lessor in accordance with their respective terms except to the extent that such enforceability may be limited by bankruptcy, insolvency or similar laws respecting creditors’ rights generally or by the availability of specific performance or other equitable remedies being at the discretion of the court and the execution, delivery and performance thereof does not contravene any Applicable Law or regulation or generally accepted interpretation thereof existing at the date hereof or any contractual, constitutional or other restriction binding on it; and

15 #507053739_v1 (c) quiet enjoyment: provided no Event of Default has occurred and is continuing, Lessor will not interfere with the quiet use, possession and enjoyment of the Aircraft by Lessee but the exercise by Lessor of its rights under or in connection with this Lease and/or any of the other Lease Documents will not constitute such an interference. 5. INSURANCES 5.1 Insurances: Lessee shall, at its sole cost and expense, maintain in full force during the Term insurances in respect of the Aircraft in form and substance reasonably satisfactory to Lessor (the “Insurances”), having such deductibles and being subject to such exclusions as may be approved by Lessor in its reasonable discretion. 5.2 Requirements: Lessor’s current requirements as to required Insurances are as specified in this Section 5. Lessor may from time to time stipulate other requirements for the Insurances so that the scope and level of cover is maintained in line with best industry standards and the interests of the Indemnitees are protected. The Insurances required to be maintained are as follows: (a) Hull All Risks of loss or damage while flying and on the ground (including foreign object damage) with respect to the Aircraft on an “agreed value basis” (option to replace deleted) for the Agreed Value and with a deductible not exceeding the Deductible Limit, or such other amount agreed by Lessor from time to time; (b) Hull War and Allied Perils, being such risks excluded from the Hull All Risks Policy including confiscation and requisition by any government including the State of Registration on an “agreed value basis” (option to replace deleted) for the Agreed Value; (c) All Risks (Including War and Allied Risk except when on the ground or in transit other than by air) property insurance on all Engines and Parts when not installed on the Aircraft on an “agreed value basis” for their full replacement value and including engine test and running risks; (d) Aircraft Third Party, Bodily Injury, Property Damage, Passenger and Baggage for a Combined Single Limit (Bodily Injury/Property Damage) of an amount not less than the Minimum Liability Coverage for the time being any one occurrence (but in respect of products and personal injury liability this limit may be an aggregate limit for any and all losses occurring during the currency of the policy); (e) All required hull insurance, so far as it relates to the Aircraft, will: (i) name Indemnitees (and any other party Lessor may from time to time reasonably require) as additional insureds for their respective rights and interests; (ii) provide that any loss will be settled by Lessee, subject to final prior approval of Lessor and will be payable in Dollars to Lessor, for the account of all interests except where the loss does not exceed the Deductible Limit, and Lessor has not notified the insurers to the contrary, in which case the loss will be settled with and paid to Lessee; and (iii) if separate Hull “all risks” and “war risks” insurances are arranged, include a 50/50 provision in accordance with current market practice. (f) All required liability insurances (specified above) will: (i) include Indemnitees (and any other party Lessor may from time to time reasonably require) and their respective shareholders, subsidiaries, directors, officers, agents, employees and Indemnitees as additional insureds for their respective rights and interests;

16 #507053739_v1 (ii) include a severability of interest clause which provides that the insurances, except for the limit of liability, will operate to give each insured the same protection as if there was a separate policy issued to each insured; and (iii) contain a provision confirming that the policy is primary without right of contribution and the liability of the insurers will not be affected by any other insurance of which Lessor and additional insureds have the benefit so as to reduce the amount payable to Lessor and additional insureds under such policies. (g) All Insurance will: (i) be in accordance with normal industry practice of Persons operating similar aircraft in similar circumstances; (ii) provide cover denominated in Dollars; (iii) operate on a worldwide basis subject to such limitations and exclusions as Lessor and Lessee may mutually agree; (iv) acknowledge the insurer is aware (and has seen a copy) of this Lease; (v) provide that, in relation to the interests of each of the additional insureds the Insurances will not be invalidated by any act or omission by Lessee, or any other Person other than the respective additional insured seeking protection and shall insure the interests of each of the additional insureds regardless of any breach or violation by Lessee, or any other Person other than the respective additional insured seeking protection of any warranty, declaration or condition, contained in such insurances; (vi) provide that the insurers will hold harmless and waive any rights of recourse and/or subrogation against the additional insureds or to be subrogated to any rights of Lessor against Lessee; (vii) provide that the additional insureds will have no obligation or responsibility for the payment of any premiums due (but reserve the right to pay the same should any of them elect so to do) and that the insurers will not exercise any right of set- off or counterclaim in respect of any premium due against the respective interests of the additional insureds other than outstanding premiums relating to the Aircraft, any Engine or Part the subject of the relevant claim; (viii) provide that the Insurances will continue unaltered for the benefit of the additional insureds for at least 30 days after written notice by registered or certified mail or confirmed facsimile or email transmission of any cancellation, change, event of non-payment of premium or installment thereof has been sent to Lessor, except in the case of war risks for which 7 days notice (or such lesser period as is or may be customarily available in respect of war risks or allied perils) will be given, or in the case of war between the five great powers or nuclear peril for which termination is automatic; (ix) contain a provision entitling Lessor or any insured party to initiate a claim under any policy in the event of the refusal or failure of Lessee to do so; (x) accept and insure the Indemnity provisions of this Lease to the extent of the risks covered by the policies; and (xi) with respect to such insurance as is afforded the Indemnitees, this insurance shall be primary and without any right of contribution from any insurance which is carried by the Indemnitees. Any insurance carried by the Indemnitees shall be deemed to be excess insurance and solely for the benefit of the Indemnitees.

17 #507053739_v1 5.3 Insurance Covenants: Lessee shall: (a) ensure that all legal requirements as to insurance of the Aircraft, any Engine or any Part which may from time to time be imposed by the laws of the State of Registration, Habitual Base or any country to, from or over which the Aircraft may be flown, insofar as they affect or concern the operation of the Aircraft, are complied with and in particular those requirements compliance with which is necessary to ensure that (i) the Aircraft is not in danger of detention or forfeiture, (ii) the Insurances remain valid and in full force and effect, and (iii) the interest of the Indemnitees in the Insurances and the Aircraft or any Part are not prejudiced thereby; (b) not use, cause or permit the Aircraft, any Engine or any Part to be used for any purpose or in any manner not covered by the Insurances or outside any geographical limit imposed by the Insurances or in any recognized or threatened area of hostilities; (c) comply with the terms and conditions of each policy of insurance and not do, consent or agree to any act or omission which invalidates or may invalidate the Insurances, or renders or may render void or voidable the whole or any part of any of the Insurances, or brings any particular liability within the scope of an exclusion or exception to the Insurances; (d) not take out, without the prior written approval of Lessor, any insurance or reinsurance in respect of the Aircraft other than those required under this Lease unless relating solely to hull total loss, business interruption, profit commission and deductible risk; (e) furnish to Lessor on or before Delivery and thereafter at least thirty (30) days prior to each renewal date (i) a certificate as to the provisions of the Insurances signed by Lessee’s insurance brokers and (ii) an undertaking acceptable to Lessor signed by the said insurance brokers and shall procure that Lessor receives such information relating to the Insurances as Lessor reasonably requests; (f) not make any amendments to the Insurances without Lessor’s prior written consent; and (g) be responsible for any deductible. 5.4 Change: If Lessor wishes to revoke its approval of any insurer, reinsurer, insurance or reinsurance at the time of any policy expiration or renewal date, Lessor and/or its brokers will consult with Lessee and Lessee’s brokers (as for the time being approved by Lessor) at least 45 days in advance of such expiration or renewal date regarding whether that approval should be revoked to protect the interests of the parties insured. If, following the consultation, Lessor reasonably considers that any change should be made, Lessee will then arrange or procure the arrangement of alternative cover reasonably satisfactory to Lessor. 5.5 Failure to insure: If Lessee fails to maintain the Insurances in compliance with this Lease, each of the Indemnitees will be entitled but not bound (without prejudice to any other rights of Lessor under this Lease): (a) to pay the premiums due or to effect and maintain insurances satisfactory to it or otherwise remedy Lessee’s failure in such manner (including, without limitation, to effect and maintain an “owner’s interest” policy) as it considers appropriate. Any sums so expended by any Indemnitee will become immediately due and payable by Lessee to Lessor together with Default Compensation from the date of expenditure up to the date of reimbursement by Lessee; and (b) at any time while such failure is continuing to require the Aircraft to remain at an airport or to proceed to and remain at an airport designated by Lessor until the failure is remedied to Lessor’s satisfaction.

18 #507053739_v1 5.6 Notice of Loss: Lessee shall notify Lessor as soon as reasonably practicable, and in any event within forty-eight (48) hours, after Lessee becomes aware of any loss, destruction, hijacking, theft, condemnation, confiscation, seizure or requisition of or damage to the Aircraft other than repairable damage of which the likely cost of rectification will not exceed the Notification Threshold. 5.7 Application of Insurance Proceeds: As between Lessor and Lessee: (a) all insurance payments received as a result of an Event of Loss occurring during the Term will be paid to Lessor; (b) all insurance proceeds of any damage or loss to the Aircraft, any Engine or any Part or any other property occurring during the Term not constituting an Event of Loss but in excess of the Notification Threshold will be paid to Lessor and applied in payment (or to reimburse Lessee) for repairs or replacement property upon Lessor being satisfied that the repairs or replacement have been effected in accordance with this Lease. Insurance proceeds in amounts below the Notification Threshold may be paid by the insurer directly to Lessee but shall be used exclusively for the repair of the subject casualty occurrence; (c) all insurance proceeds in respect of third party liability will, except to the extent paid by the insurers to the relevant third party, be paid to Lessor to be paid directly in satisfaction of the relevant liability or to Lessee in reimbursement of any payment so made; (d) notwithstanding (a), (b) or (c) above, if at the time of the payment of any such insurance proceeds an Event of Default has occurred and is continuing all such proceeds will be paid to or retained by Lessor to be applied toward payment of any amounts which may be or become payable by Lessee in such order as Lessor sees fit or as Lessor may elect. 5.8 Loss or Damage: If insurance proceeds in an amount at least equal to the Agreed Value (or in the case of an Engine the amount such Engine was insured for) are not received by Lessor within 60 days after an Event of Loss, Lessee shall forthwith pay to Lessor the Agreed Value then in effect (or in the case of an Engine the amount such Engine was insured for) and upon its receipt Lessor will thereupon assign its right to such insurance proceeds to Lessee. Nothing herein shall preclude Lessee from replacing an Engine that suffers an Event of Loss with a comparable engine or auxiliary power unit, as applicable, of equal or greater value within the period set forth in this Section 5.8, which upon installation on the Airframe will without further act be and become the sole and exclusive property of Lessor free from all Liens (other than Lessor Liens). 5.9 Repairable Damage: If there is repairable damage to the Aircraft or any of the Engines, or loss or destruction of any Engine (when no Event of Loss has occurred to the Airframe), and if the insurance monies paid in respect thereof are insufficient to pay the cost or estimated cost of making good or repairing such damage or the cost of purchasing a replacement Engine, Lessee will promptly pay the deficiency. 5.10 Requisition: So long as no Event of Default has occurred and is continuing and no Event of Loss has occurred, Lessee will be entitled to any rental or other payments made by the requisitioning authority in respect of the requisition of the Aircraft during the Term. Lessee will, as soon as practicable after the end of any such requisition, cause the Aircraft to be put into the condition required by this Lease at its sole cost and expense. Lessor shall be entitled to all compensation payable by the requisitioning authority in respect of any change in the structure, state or condition of the Aircraft arising during the period of requisition, and Lessor will apply such compensation (if any) in reimbursing Lessee for the cost of complying with its obligations under this Lease in respect of any change in the structure, state or condition of the Aircraft arising during the period of requisition; provided, however, that if any Event of Default has occurred and is continuing,

19 #507053739_v1 Lessor may apply the compensation or hire in or towards settlement of any amounts owing by Lessee under this Lease. 5.11 No Right to Self-insure: Lessee will not self-insure (by deductible, premium adjustment, or risk retention arrangement of any kind) the insurance required to be maintained hereunder, except to the extent of deductibles usually and customarily maintained by companies engaged in the same or similar business as Lessee and operating the same or similar aircraft and approved by Lessor. 5.12 Attorney-in Fact: Lessee irrevocably appoints Lessor (and any assignee, mortgagee and/or lender of the Lessor) its attorney-in-fact to file, settle, or adjust, and receive payment of, claims under any insurance policy required hereby and to endorse Lessee’s name on any checks, drafts or other instruments in payment of such claims, and to otherwise act in Lessee’s name and on its behalf to make, execute, deliver and file any instruments or documents necessary in connection therewith, and to take any action as Lessor (and any such assignee, mortgagee and/or lender) deems necessary or appropriate to obtain the benefits inuring to Lessor under this Section 5. To the extent appropriate or permissible under Applicable Law, such appointment is coupled with an interest, is irrevocable, and will terminate only upon payment in full of the obligations set forth in this Lease and/or any of the other Lease Documents. 5.13 Reinsurances. If reinsurance is required for the insurances to be acceptable under this Lease, including without limitation, the requirements of this Section 5, such reinsurance will: (a) be on the same terms as the original insurances and will include the provisions of this Section 5; (b) provide that notwithstanding any bankruptcy, insolvency, liquidation, dissolution or similar proceedings of or affecting the reinsured that the reinsurers’ liability will be to make such payments as would have fallen due under the relevant policy of reinsurance if the reinsured had (immediately before such bankruptcy, insolvency, liquidation, dissolution or similar proceedings) discharged its obligations in full under the original insurance policies in respect of which the then relevant policy of reinsurance has been effected; and (iii) contain a “cut-through” clause in the following form (or otherwise satisfactory to Lessor in its sole discretion): “The Reinsurers and the Reinsured hereby mutually agree that in the event of any claim arising under the reinsurances in respect of an Event of Loss or other claim where as provided by the Aircraft Lease Agreement (S/N 2282) dated effective August 9, 2024 and made between Lessor and Lessee such claim is to be paid to the Person named as sole loss payee under the primary insurances, the Reinsurers will in lieu of payment to the Reinsured, its successors in interest and assigns pay to the Person named as sole loss payee under the primary insurances effected by the Reinsured that portion of any loss due for which the Reinsurers would otherwise be liable to pay the Reinsured (subject to proof of loss), it being understood and agreed that any such payment by the Reinsurers will (to the extent of such payment) fully discharge and release the Reinsurers from any and all further liability in connection therewith.” 6. COVENANTS Covenants: Lessee covenants and agrees that throughout the Term, it shall: 6.1 Operation:

20 #507053739_v1 (a) comply with the law in effect from time to time in any country or jurisdiction which may for the time being be applicable to the Aircraft or, so far as concerns the use and operation of the Aircraft, an owner or operator thereof, including the civil aviation regulations of the State of Registration; (b) not use the Aircraft in any manner contrary to any recommendation of the manufacturers of the Aircraft, any Engine or Part or any recommendation or regulation of the Aviation Authority or for any purpose for which the Aircraft is not designed or reasonably suitable; (c) ensure that the crew and engineers engaged or employed by it in connection with the operation and maintenance of the Aircraft have the qualifications and hold the licenses required by the Aviation Authority and Applicable Law; (d) use the Aircraft solely in private or other operations for which Lessee or an Approved Manager is duly authorized by the Aviation Authority and Applicable Law or which are otherwise specifically permitted by the terms of this Lease; (e) not use the Aircraft for the carriage of: (i) animals except domestic pet animals carried in a suitable container to prevent the escape of any liquid and to ensure the welfare of the animal; (ii) acids, toxic chemicals, other corrosive materials, explosives, nuclear fuels, nuclear wastes, or any nuclear assemblies or components, except as permitted for passenger aircraft under the “Restriction of Goods” schedule issued by I.A.T.A. from time to time and provided that all the requirements for packaging otherwise contained therein are fulfilled; (iii) any other goods, materials or items of cargo which could reasonably be expected to cause damage to the Aircraft and which would not be adequately covered by the Insurances; or (iv) any contraband goods, narcotics, smuggled items or any other goods, the carrying or possession of which is illegal or prohibited by the laws of the United States of America, the States of Registration and Organization and/or the Habitual Base; (f) not utilize the Aircraft for purposes of training, qualifying or re-confirming the status of cockpit personnel except for the benefit of Lessee’s or Lessee’s permitted operator’s cockpit personnel and then only if the use of the Aircraft for such purpose is not disproportionate to the use for such purpose of other aircraft of the same type operated by Lessee or Lessee’s permitted operator, as the case may be; (g) not cause or permit the Aircraft to proceed to, or remain at, any location that is for the time being the subject of a prohibition order (or any similar order or directive) by: (i) any Government Entity of the United States, the State of Registration or the Habitual Base; or (ii) any Government Entity of the country in which the Aircraft is situated; or (iii) any Government Entity having jurisdiction over Lessor, Lessee or the Aircraft; (h) obtain and maintain in full force all certificates, licenses, permits and authorizations required for the use and operation of the Aircraft for the time being and for the making of payments required by, and the compliance by Lessee with its other obligations under, this Lease; (i) ensure that the Aircraft is operated, maintained and managed at all times during the Term of this Lease by an Approved Manager; and

21 #507053739_v1 (j) ensure that at all times during the Term of this Lease, the Aircraft will not be operated or located or otherwise permitted to go into or over (A) any area of hostilities, (B) any geographic area which is not covered by the insurance policies required in Section 5 above, (C) any country or jurisdiction for which exports or transactions are subject to specific restrictions under any United States export or other law or United Nations Security Council directive, including without limitation (i) the Patriot Act, (ii) the Trading with the Enemy Act, 50 U.S.C. APP. Sections 1 et seq.; (iii) the International Emergency Economic Powers Act, 50 U.S.C. APP. Sections 1701 et seq.; and (iv) the Export Administration Act, 50 U.S.C. APP. Sections 2401 et. seq., or to otherwise violate, or suffer or permit the violation of, such laws or directives. In addition, Lessee also warrants that it will not allow any national of such restricted nations to operate the Aircraft, or (D) any country with which the U.S. does not maintain favorable diplomatic relations. 6.2 Maintenance: (a) keep the Aircraft airworthy in all respects and in good repair and condition; (b) operate and maintain the Aircraft in accordance with the Maintenance Program and with a duly qualified maintenance facility approved or certified by the manufacturer and/or the Aviation Authority; (c) keep the Aircraft at all times (i) in fully operational, duly certified and airworthy condition, and (ii) in condition adequate to comply with all regulations of the Aviation Authority and any other relevant authority; (d) not change the Maintenance Program or the schedule of the Maintenance Program to be inconsistent with Aviation Authority regulations or manufacturer’s recommendations without the written consent of Lessor; (e) ensure that all Parts or parts used on or in connection with the Aircraft shall be certified by the Aviation Authority and all personnel responsible for maintaining the Aircraft shall be certified by the Aviation Authority; (f) maintain the Aircraft in accordance with the rules and regulations of the Aviation Authority as may be applicable to passenger category aircraft; (g) comply with all mandatory inspection and modification requirements, airworthiness directives, mandatory service bulletins, mandatory maintenance and similar requirements applicable to the Aircraft, any Engine or Part having a compliance date during the Term or within one hundred (100) days or one hundred (100) Flight Hours after the Expiry Date and which are required by the Aviation Authority and/or recommended by the manufacturer of the Aircraft or of any Engine or Part. Lessee shall not apply to or request the Aviation Authority to postpone any compliance date noted in this section other than minor extensions which are reasonable and do not prejudice the maintenance of the Aircraft; (h) comply with all Applicable Laws and the regulations of the Aviation Authority and other aviation authorities with jurisdiction over Lessee or the Aircraft, any Engine or Part regardless of upon whom such requirements are imposed and which relate to the maintenance, condition, use or operation of the Aircraft or require any modification or alteration to the Aircraft, any Engine or Part; (i) maintain in good standing a current certificate of airworthiness (in the appropriate category for the nature of the operations of the Aircraft) for the Aircraft issued by the Aviation Authority except where the Aircraft is undergoing maintenance, modification or

22 #507053739_v1 repair required or permitted by this Lease and will from time to time provide to Lessor a copy of such certificate of airworthiness on request; (j) if required by the Aviation Authority, maintain a current certification as to maintenance issued by or on behalf of the Aviation Authority in respect of the Aircraft and will from time to time provide to Lessor a copy on request; and (k) keep the Aircraft (including the Engines and the APU) and any other Gulfstream G280 aircraft in Lessee’s fleet enrolled in a Tip-to-Tail JSSI maintenance program, and keep the Aircraft enrolled on the Traxxall Maintenance Tracking System, in each case duly assigned to Lessor. In furtherance thereof, Lessee hereby assigns to Lessor all of its right, title and interest in and to such maintenance and tracking programs as security for all of Lessee’s obligations under this Lease and the other Lease Documents; (l) utilize a Continuing Airworthiness Maintenance Organization (“CAMO”) for oversight of all maintenance of the Aircraft. Such CAMO (i) will have physical possession of all Aircraft Records, and (ii) will be subject to Lessor’s prior approval in Lessor’s sole discretion; 6.3 Utilization: ensure that neither the Airframe nor either of the Engines be operated more than two hundred fifty (250) Flight Hours in the aggregate during the Term. In the event that the Airframe and/or either or both of the Engines has been operated more than two hundred fifty (250) Flight Hours in the aggregate during the Term as measured at the time of Redelivery, then the Lessee shall pay to Lessor the sum of Two Thousand and No/100 Dollars ($2,000.00) for each Flight Hour (or portion thereof) of operation during the Term in excess of two hundred fifty (250) Flight Hours in the aggregate during the Term for the Airframe and each Engine; 6.4 Repair: promptly replace any Engine or any Part installed in the Airframe or any Engine which has become worn out, lost, destroyed, confiscated, unserviceable, time expired or otherwise unfit for use with an item of the same make and model (or, if the same make and model is not reasonably available, an improved or advanced version thereof) of at least equivalent value, and if any such Engine or Part shall become worn out, lost, destroyed, confiscated, unserviceable or otherwise unfit for use before the expiration of its permitted time between overhauls, Lessee shall ensure that the replacement item has no less hours available to the next overhaul than the replaced item had immediately before the replacement becoming necessary and that all necessary records of such item are added to the Aircraft Documents; 6.5 Removal of Engines and Parts: ensure that any Engine or any Part installed on the Airframe or any Engine is not at any time removed therefrom other than during the course of maintaining, servicing, repairing, overhauling or testing such Airframe or Engine, or making such modifications, changes or alterations to such Airframe or Engine as are permitted under this Lease, and then only if it is promptly reinstalled, or promptly replaced or substituted by an item complying with the provisions of Sections 6.5 to 6.7 inclusive; 6.6 Installation of Engines and Parts: ensure that no engine or auxiliary power unit is installed on the Airframe and no Part is installed on the Airframe or any Engine, whether by way of substitution, replacement, renewal, mandatory improvement or addition unless it is in at least as good operating condition and has a value and utility at least equal to the Engine or Part, as the case may be, being replaced and is then the property of Lessee, free from any and all Liens (except Lessor Liens), and that on installation on the Airframe or any Engine, such engine, auxiliary power unit or part will without further act be and become the property of Lessor free from any and all Liens (except for an engine, auxiliary power unit or part which is on loan to Lessee pending the repair or replacement of the removed Engine or Part) other than Lessor Liens. Lessee will at its own expense take all such steps and execute, and cause the execution of, all

23 #507053739_v1 such instruments as Lessor may reasonably require and which are necessary to ensure that title so passes to Lessor according to all Applicable Laws. At any time when requested by Lessor, Lessee will provide evidence to Lessor’s satisfaction (including the provision, if required, to Lessor of one or more legal opinions) that title has so passed to Lessor; 6.7 Pooling of Engines and Parts: not enter into nor permit any pooling agreement or arrangement in respect of an Engine or Part without the prior written consent of Lessor; 6.8 Non-installed Parts: (a) ensure that any Engine or Part which is not installed on the Aircraft is not installed on any other aircraft, is properly and safely stored, and kept free from any and all Liens other than Lessor Liens and remain the property of Lessor; and (b) notify Lessor whenever any Engine is removed from the Aircraft and, from time to time, or cause any Person to whom possession of an Engine is given to acknowledge in writing to Lessor, in form and substance reasonably satisfactory to Lessor, that the Engine is the sole and exclusive property of Lessor; 6.9 Alterations: ensure that no modification to or change or alteration in the Aircraft is made which will have the effect of reducing the value, utility, merchantability, condition or airworthiness of the Aircraft except as (i) necessary for compliance with the provisions of this Lease or (ii) required by the manufacturer of the Aircraft or by the Aviation Authority or (iii) approved by Lessor in writing; 6.10 Records: (a) ensure that accurate, complete and current records of (i) all flight times for the Aircraft consistent with maintenance requirements (ii) all maintenance carried out on the Aircraft, including without limitation in relation to each Engine and Part subsequently installed, before the installation and (iii) all actions, notifications, repairs, airworthiness directives, service bulletin compliance and component and Engine changes carried out on the Aircraft are kept; and ensure that all such records are kept safely and in such manner as the Aviation Authority may from time to time require, and ensure that they comply with the recommendations of the manufacturers of the Aircraft, any Engine or any Part. The records will form part of the Aircraft Documents; (b) Lessee shall arrange for Lessor to have continuous, ongoing and direct access to CAMP, and allow Lessor and/or Lessor’s qualified agents or representatives, at Lessor’s cost, to examine and take copies of the Aircraft Documents at any time during regular business hours upon giving notice to Lessee; provided, however, that if an Event of Default shall have occurred and be continuing at the time of (or discovered as a result of) such examination, then the cost of such examination shall be borne by Lessee; 6.11 Information: (a) notify Lessor forthwith of the occurrence of any Event of Default or any other event which might adversely affect Lessee’s ability to perform any of its obligations under this Lease and, without limiting the generality of the foregoing, inform Lessor of the commencement of any negotiations entered into with one or more of its creditors with a view to the general readjustment or rescheduling of all or any part of its indebtedness, excluding any such negotiations with SAC Leasing V280, LLC or an Affiliate of Lessor; (b) furnish to Lessor: (i) on request from time to time such financial or other information regarding Lessee and/or Lessee’s businesses and affairs as Lessor may reasonably request;

24 #507053739_v1 (ii) on a monthly basis, within five (5) Business Days of the end of each calendar month during the Term, a written report describing the status and progress of Lessee’s efforts to sell all or a portion of the Aircraft; and (iii) all information regarding the Aircraft, any Engine or any Part, its use, operation, location, condition, maintenance and insurance including, without limitation, the hours available on the Aircraft and any Engine until the next scheduled check, inspection, overhaul or shop visit, as the case may be; (c) furnish to Lessor on request from time to time evidence reasonably satisfactory to Lessor that all Taxes and charges incurred by Lessee with respect to the Aircraft, including without limitation all payments due to the relevant air traffic control authorities, have been paid and discharged in full; (d) upon request, provide Lessor with a report on the Aircraft and each Engine in the form reasonably required from time to time by Lessor and notify Lessor of any requirement, recommendation, directive or bulletin made by the manufacturer of the Aircraft or an Engine or the Aviation Authority that is not complied within the required period; (e) give Lessor not less than 30 days’ written notice as to the time and location of any major checks (including annual inspections); (f) promptly notify Lessor of: (i) any loss, arrest, confiscation, seizure, requisition, theft, damage or destruction to the Aircraft, any Engine or any Part, or any modification to the Aircraft if the potential cost may exceed the Notification Threshold; and (ii) any claim or other occurrence likely to give rise to a claim under the Insurances (but in the case of hull claims only in excess of the Notification Threshold) and details of any negotiations with the insurance brokers over any such claim; (g) furnish to Lessor monthly reports, within ten (10) calendar days of the end of each calendar month, on: (i) Flight Hours of use of the Aircraft by Lessee during the prior month; (ii) unpaid amounts due with respect to any Maintenance Program and any other maintenance carried out on the Aircraft during the prior month; and (iii) copies of all flight logs for the prior month; 6.12 Certificate of compliance: upon request provide a written certificate to Lessor confirming that (i) this Lease is in full force and effect; (ii) this Lease has not been modified; (iii) all payments due under this Lease have been paid and that Lessee has fully complied with all its obligations under this Lease; (iv) there are no uncured defaults on the part of Lessee or alternatively specifying such default claimed by Lessor; and (v) confirmation that Lessee has no claims against Lessor under this Lease or alternatively specifying any such claim of Lessee; 6.13 Sublease: not, without the prior written consent of Lessor, sub-lease, “wet lease,” hire or part with possession or operational control of the Aircraft, the Engines or any Part except that Lessee may part with possession (a) with respect to the Aircraft, the Engines or any Part to the relevant manufacturers for testing or similar purposes or to the operators of the manufacturers’ respective authorized repair facilities as provided in the relevant Maintenance Programs, or to any other repairer approved by Lessor for service, repair, maintenance or overhaul work, or alterations, modifications or additions to the extent required or permitted by this Lease, (b) with respect to an Engine or Part, as expressly permitted by this Lease, and (c) pursuant to a sublease, management and/or charter agreement with an Approved Manager, so long as such sublease, management and/or charter agreement is collaterally assigned to Lessor pursuant to an assignment in form and

25 #507053739_v1 substance acceptable to Lessor in all respects. Any sublease etc. contrary to the above shall be void; 6.14 Registration: (a) ensure registration of the Aircraft, any mortgage thereover and this Lease throughout the Term with the Aviation Authority or such other registry as Lessor in its absolute discretion agrees reflecting (so far as permitted by Applicable Law) the interest of Lessor, as legal owner of the Aircraft, and will not do or suffer to be done anything which might adversely affect such registration nor take any steps or actions to deregister the Aircraft from the Aviation Authority during the Term; (b) do all acts and things (including, without limitation, making any filing or registration with the Aviation Authority (including the registration of this Lease or a mortgage), any other Government Entity, and/or the International Registry) and executing and delivering all documents (including, without limitation, any amendment of this Lease (if any)) as may be reasonably requested by Lessor: (i) following any change or proposed change in the ownership or financing of the Aircraft; or (ii) following any modification of the Aircraft, any Engine or any Part or the permanent replacement of any Engine or Part in accordance with this Lease, so as to ensure that the rights of Lessor under this Lease apply with the same effect as before; or (iii) to establish, maintain, preserve, perfect and protect the rights of Lessor under this Lease and in the Aircraft; 6.15 Base: keep the Aircraft principally based at the Habitual Base and, if possible, hangared there at all times when not in use; 6.16 Taxes: promptly pay: (a) all license and registration fees, Taxes (other than Lessor Taxes) and other amounts of any nature imposed by any Government Entity with respect to the Aircraft, including without limitation the purchase, ownership, delivery, leasing, possession, use, operation, return, sale or other disposition of the Aircraft; and (b) all rent, fees, charges, Taxes (other than Lessor Taxes) and other amounts in respect of any premises where the Aircraft, or any Part thereof is located from time to time except to the extent that in the reasonable opinion of Lessor such payment is being contested in good faith by appropriate proceedings, in respect of which adequate resources have been provided by Lessee and non-payment of which does not give rise to any material likelihood of the Aircraft or any interest therein being sold, forfeited or otherwise lost or of criminal liability on the part of Lessor; 6.17 Inspection: (a) allow Lessor and any qualified Person designated by Lessor at any time to visit, inspect and survey the Aircraft, Engines or Parts or the Aircraft Documents and may visit the Habitual Base and for such purpose, subject to any applicable Aviation Authority regulation or prohibition, travel on the flight deck as an observer, provided that so long as no Event of Default shall have occurred and be continuing Lessor shall provide at least five (5) days prior notice of inspection to the Lessee and shall otherwise reasonably coordinate with Lessee’s schedule; (b) pay to Lessor on demand all reasonable out-of-pocket expenses incurred by Lessor in connection with any such visit, inspection or survey;

26 #507053739_v1 (c) it being agreed that Lessor will have no duty to make, or any liability arising out of, any such visit, inspection or survey; 6.18 General: (a) not make any substantial change in the nature of the business in which it is engaged, will preserve its existence, and will conduct its business in an orderly and efficient manner; (b) not consolidate with any other corporation or merge with any other corporation without the prior written consent of the Lessor; 6.19 Lessee’s covenants in respect of title: (a) no ownership: Lessee shall have no right, title or interest in or to the Aircraft except the right to use the same upon the terms and conditions within this Lease and shall not take or attempt to take any depreciation deduction or benefits with respect to the Aircraft; (b) safeguard title: take all such steps as may be reasonably necessary to safeguard the title and rights of Lessor in the Aircraft on all occasions when the ownership of the Aircraft, any Engine or any Part is relevant and make clear to third parties that title is held by Lessor; (c) not sell: not (save as contemplated pursuant to Section 12 or as otherwise expressly consented to by Lessor) sell, transfer, mortgage, hypothecate, lease or execute a bill of sale or other instrument affecting the Aircraft or any interest therein or create or suffer to exist any Lien on the Aircraft (other than Permitted Liens) or agree or purport to do any of the aforesaid; (d) discharge liabilities: promptly pay and discharge all debts, damages, claims, encumbrances and liabilities whatsoever which arise from Lessee’s use or possession of the Aircraft and which have given, or may give rise to, any Liens on or claims enforceable against the Aircraft; (e) no operational interest of Lessor: ensure that Lessor is not at any time represented as carrying goods or passengers on the Aircraft, or being in any way connected or associated with any operation of carriage which may be undertaken by Lessee, or having operational control of the Aircraft; (f) prevention of confiscation: not do, and use its best efforts to prevent, any act which could reasonably be expected to result in the Aircraft being arrested, confiscated, seized, taken in execution, impounded, forfeited, detained, or otherwise taken from the possession of Lessee, and if any such arrest, confiscation, seizure, taking, impounding, forfeiture or detention occurs Lessee shall give Lessor immediate written notice thereof and shall obtain the prompt release of the Aircraft; (g) no pledging of credit: not pledge the credit of Lessor for any maintenance, service, repairs, overhauls of, or modifications to, or changes or alterations in the Aircraft or for any other purpose whatsoever; (h) protection of Lessor’s rights: not do, or permit to be done, any act or thing which might jeopardize the rights and interest of Lessor in the Aircraft and/or permit to be omitted to be done any act which might prevent those rights and interest from being exercised; and (i) not abandon: not abandon the Aircraft, any Engine or any Part. 6.20 Lessee’s covenants in respect of the Cape Town Convention: (a) registrations: Lessee hereby irrevocably consents to, and authorizes its professional user entity to consent to, the registration of each Registerable Interest requested by Lessor or its assignee, or otherwise required by the provisions of this Lease or any of the other

27 #507053739_v1 Lease Documents, including any subordination, amendment, assignment, discharge or undertaking permitted by the Cape Town Convention with respect thereto; (b) power of attorney: Lessee agrees that within three (3) Business Days of Lessor’s request therefor, Lessee will enter into an irrevocable power of attorney authorizing and appointing Lessor or Lessor's designee as Lessee's professional user entity and administrator for the purpose of discharging any Registerable Interests as and when directed to do so by Lessor in connection with its exercise of its rights and remedies under this Lease and the other Lease Documents; (c) Situs: Lessee is “situated” in a country that has ratified the Cape Town Convention within the meaning of Article 14 of the Convention; (d) TUE: (i) Lessee is a transacting user entity, has appointed an administrator and has designated a professional user entity acceptable to Lessor, and (ii) Lessee has paid all required fees and taken all actions necessary to enable Lessor to register any Registerable Interest with the International Registry; (e) Power to Lease: Lessee has the power to lease the Airframe and Engines from Lessor pursuant to this Lease and to grant any security interests described herein or in any of the other Lease Documents, each within the meaning of Article 7(b) of the Convention; (f) No Termination; Non-Consensual Liens: No international interest with respect to the Airframe and Engines and any associated rights thereto created in favor of Lessor shall be discharged without the Lessor’s prior written consent. Lessee shall promptly cause any non-consensual lien (other than a non-consensual lien registered filed by or through Lessor) that is registered with the International Registry with respect to the Airframe or any of the Engines to be discharged; (g) Engines: Each of the Engines has at least 1,750 pounds of thrust or its equivalent; and (h) Airframe: The Airframe is type certified by the FAA to transport at least eight people (including crew) or goods in excess of 2,750 kilograms. 6.21 Security: Without limiting Lessee’s indemnities and other agreements under this Lease, Lessee hereby: (i) expressly assumes sole responsibility for the determination and implementation of all security measures and systems necessary or appropriate for the proper protection of the Aircraft (whether on the ground or in flight) against theft, vandalism, hijacking, destruction, bombing, terrorism or similar acts directly or indirectly affecting the Aircraft, any part thereof, or any other party who (whether or not on board the Aircraft) may sustain any injury or damage as a result of any such acts; (ii) agrees to provide to Lessor promptly upon request evidence of Lessee’s compliance with its obligations under this Section 6.21 (but in no event shall Lessor, in its capacity as lessor, owner or otherwise, be deemed to have any duty with respect to any security measures imposed by this Lease or Applicable Law, whether or not complied with by Lessee); and (iii) acknowledges and agrees that its full and exclusive assumption of responsibility for the matters covered in this Section 6.21 are of the essence of this Lease and a condition to Lessor’s participation in the transactions contemplated herein. 6.22 Anti-Corruption Laws: Lessee shall comply (i) (A) with all Anti-Corruption Laws, and (B) in all material respects with all other Applicable Laws, rules, regulations and orders; and (ii) implement, maintain and continue to maintain in effect and enforce policies and procedures to ensure compliance by the Lessee, all other Material Persons, and their respective directors, officers, employees, Affiliates and agents with Anti-Corruption Laws and all applicable Sanctions. Lessee shall ensure that the Aircraft does not fly to or over, or be based in, any country or jurisdiction that is the subject of any Sanctions.

28 #507053739_v1 6.23 Patriot Act Compliance: Lessee shall comply with all requests of Lessor necessary for compliance with the USA PATRIOT ACT and related “know your customer” requirements, including, without limitation, providing Lessor with information about the beneficial owner of Lessee and the lawful sources of funding in support of this transaction. 6.24 OFAC: Lessee shall not, and shall not permit any of its subsidiaries to, directly or indirectly (i) be or become subject to at any time to any law, regulation, or list of any government agency (including, without limitation, the U.S. Office of Foreign Asset Control List) that prohibits or limits Lessor from making any advance or extension of credit to Lessee or from otherwise conducting business with Lessee, or (ii) fail to provide documentary and other evidence of Lessee’s or any of its subsidiaries’ identity as may be requested by Lessor at any time to enable Lender to verify Lessee’s or such subsidiary’s identity or to comply with any Applicable Law or regulation, including, without limitation, Section 326 of the Patriot Act. 7. MANUFACTURER’S WARRANTIES 7.1 Assignment: Lessor agrees to assign or otherwise make available to Lessee such rights as Lessor may have under any warranty, express or implied, with respect to the Aircraft or Engines made by the manufacturer or any repairer to the extent that the same may be assigned or otherwise made available to Lessee and, without warranty by Lessor as to the enforceability of any of the rights so assigned; to the extent that the same may not be assigned or otherwise made available to Lessee, Lessor agrees to use its reasonable efforts, at Lessee’s request and expense, to enforce such rights as Lessor may have with respect thereto for the benefit of Lessee. 8. RETURN OF AIRCRAFT 8.1 Return: Unless (i) an Event of Loss has occurred, or (ii) Lessee elects to purchase the Aircraft in accordance with Section 12 below, then on the earlier of the Expiry Date or termination of the leasing of the Aircraft, Lessee will at its expense within 48 hours: (i) redeliver the Aircraft and Aircraft Documents together with any other documents required hereunder to Lessor at the Redelivery Location; (ii) cause the Aircraft and Aircraft Documents to satisfy and comply with all the provisions of this Section 8; (iii) cause the Aircraft to be free and clear of all Liens and Permitted Liens (other than Lessor Liens); and (iv) cause the following items relating to the Aircraft to be delivered to Lessor with the Aircraft Documents: (a) all records of maintenance, preventative maintenance, alterations and major repairs; (b) all Airframe and Engine logbooks endorsed for current total time for the Airframe, total time for each Engine and will otherwise be kept in a manner consistent with all applicable Aviation Authority regulations. The Airframe logbook must include all appropriate endorsements verifying that the avionics have been periodically tested and inspected in accordance with all applicable provisions of applicable rules and regulations and the Maintenance Program; (c) a written report listing the status (including non-compliance) with all applicable airworthiness directives and service bulletins for the Airframe, Engines and appliances; and (d) a written report of any exceptions to maintenance of life limited and/or overhauled components for the Airframe, Engines, engine accessories and appliances substantially in accordance with current manufacturers’ maintenance recommendations applicable to the Aircraft.

29 #507053739_v1 In addition Lessee must provide the following documentation and data for each component having an overhaul or inspection requirement or life limit, which components are identified in pertinent sections of the Maintenance Program applicable to the Aircraft as follows: (i) an airworthiness release certificate or maintenance release tag, (ii) the vendor work order or copy thereof verifying the details of each component overhaul, and (iii) an appropriate record certifying the date and expended time status of the component when installed (i.e., copy of log or inspection squawk card). The 3 items identified in the preceding sentence must be properly organized and provided on board the Aircraft at the time it is returned to Lessor in order for the Aircraft to satisfy the requirements of this Section 8. To the extent not covered above, Lessee will also deliver to Lessor all work cards, computerized maintenance history, component serviceability tags, STCs, 337s, NDT radiographs, maintenance manuals, structural repair manuals, flight manuals, and crew manuals. All manuals or other documents delivered to Lessor that are subject to periodic revision will be fully up-to-date and current to the latest revision standard of any particular manual or document. If the Aircraft is on a computerized maintenance program, such program will be up-to-date in accordance with the Manufacturer’s Recommended Maintenance Schedule and fully assignable to Lessor at Redelivery. Lessee acknowledges that each of the items described above must be provided to Lessor upon return of the Aircraft, regardless of whether Lessee has conducted its periodic inspections of the Aircraft pursuant to pertinent sections of the Maintenance Program or in accordance with an inspection program approved by the FAA. 8.2 Redelivery Conditions: On the Expiry Date the Aircraft will comply with each of the following provisions at the time it is delivered to Lessor: (a) The Aircraft will be in an airworthy and fully serviceable condition, normal wear and tear excepted, with all systems fully functional and operational. The Aircraft will have no airworthiness or safety of flight discrepancies, and no carry-over or deferred maintenance items or defects of any kind unless deferred by manufacturer and covered under the manufacturer’s warranty. (b) The Aircraft will comply with the manufacturer’s original or type specifications, as the case may be, and have installed the full complement of engines and other equipment, parts, accessories and loose equipment as were installed in the Aircraft at Delivery. Any aircraft systems added or modified by supplemental modification action will also be fully operational and functional. (c) The Aircraft will have a current Certificate of Airworthiness acceptable to the Aviation Authority. In this regard, the Certificate of Airworthiness will be currently validated by appropriate entries duly executed by currently licensed Aviation Authority inspectors in all applicable log books for the Aircraft. Lessee will be solely responsible for all costs and expenses incurred in obtaining the Certificate of Airworthiness, including but not limited to all aircraft inspections required for issuance of the Certificate of Airworthiness. (d) The Aircraft will be current and in complete compliance with the Maintenance Program, if any, including, all Manufacturer’s recommended maintenance schedules for the Airframe, Engines and avionics, if any, and all such Maintenance Programs shall be fully paid up to the date of Redelivery and fully assignable to Lessor. The Aircraft will be in complete compliance with all requirements of the Aviation Authority. All of the Aircraft’s maintenance will be signed off in accordance with the regulations of the Aviation Authority.

30 #507053739_v1 (e) All of the Aircraft’s airframe, engine and avionic component overhaul periods, mandatory life limitations and other specifications will be complied with pursuant to the applicable manufacturer’s recommended maintenance schedule. Any replacement items will have been in a fully overhauled condition when installed unless specified otherwise by the manufacturer. Lessee will provide evidence of the above to Lessor, such evidence to include “yellow” tags, release certificates, certificates of conformance or other such documentation verifying the origin and condition of components at installation. In the event documentation does not exist to verify the origin and condition of components at installation, Lessee will overhaul and/or replace all such components with components in a zero time or fully overhauled condition. (f) All airworthiness directives, mandatory service bulletins and other mandatory orders issued by the Aviation Authority or the manufacturer affecting the Airframe, Engines and avionics having a compliance date on or prior to, or within sixty (60) days after, the date of Redelivery shall be fully complied with and satisfied. (g) The Aircraft will have installed all applicable vendor’s and manufacturer’s service bulletin kits received free of charge by Lessee that are appropriate for the Aircraft. (h) The Aircraft will have all signs and decals clean, secure and legible. (i) (i) Each Engine shall have operating hours or months until the next scheduled “hot section” inspection, mid-life inspection or the next scheduled major overhaul of not less than fifty (50%) percent of the total operating hours or months remaining to such “hot section” inspection, mid-life inspection, or major overhaul, as the case may be; (ii) the Airframe shall have remaining not less than (aa) fifty (50%) percent of the available operating hours allowed between major airframe inspections, and (bb) fifty (50%) percent of the number of available operating months allowed between major airframe inspections to the next major airframe inspection; and (iii) all life limited parts and components shall have remaining not less than fifty (50%) percent of the available hours, cycles and/or months, as the case may be, until the next scheduled replacement. In addition, all time and calendar items, inspections and scheduled maintenance required to be performed on the Airframe and Engines and all life limited parts and components within one hundred eighty (180) days of the date of return and/or one hundred (100) hours of additional operation shall have been performed by Lessee. Notwithstanding the foregoing, in the event that the Airframe and Engines are covered by a service or maintenance contract, in form and substance acceptable to Lessor, fully paid up to the date of Redelivery and fully assignable to Lessor (at no cost to Lessor), which service or maintenance contract provides for the maintenance and/or overhaul of such property, then Lessee need not comply with the provisions of this Section 8.2(j). (j) The Aircraft will not have incurred any reduction of the specified fatigue life or maintenance inspections over and above that considered normal wear and tear as determined by the Aircraft manufacturer. (k) The weight and balance schedule will be current and represent the Aircraft’s current configuration at the time of return. (l) The Aircraft will not be accepted, flight tested or undergo inspection by Lessor with a rental engine(s) installed. 8.3 Damage History: If Lessor is of the opinion that the Aircraft’s fair market sales value is diminished due to the existence of any damage history, Lessor and Lessee shall consult for the purpose of determining the Diminution Amount (as defined below), and any values agreed upon in writing between Lessor and Lessee shall be binding on both parties. The “Diminution Amount”

31 #507053739_v1 shall mean the amount by which (A) the Fair Market Value of the Aircraft without such damage history, exceeds (B) the Fair Market Value of the Aircraft with such damage history (and as to this sub-clause (B), without making the assumption in clause (cc) of the definition of Fair Market Value). If Lessee and Lessor fail to agree within ten (10) days after the return of the Aircraft to Lessor pursuant to this Section 8, then Lessor shall appoint an independent appraiser (reasonably acceptable to Lessee) to determine the Diminution Amount. Lessee agrees to pay the costs and expenses of any such determination and appraisal. The independent appraiser shall be required to complete such determination as promptly as practicable, but in any event, not later than forty (40) days after the date on which it is appointed. A final determination by the independent appraiser regarding the extent of any Diminution Amount shall be binding on Lessee and Lessor. Lessee shall pay to Lessor within ten (10) days after the independent appraiser’s determination an amount equal to the Diminution Amount, if any. 8.4 Final Inspection: Immediately prior to Redelivery, Lessee will make the Aircraft available to Lessor for inspection in order to verify that the condition of the Aircraft complies with this Lease. All costs in connection with any inspections pursuant to this Section 8.4 will be for the account of Lessee. Said inspection will be long enough to permit Lessor to: (a) inspect the Aircraft Documents; (b) inspect the Aircraft and uninstalled Parts, if any; (c) inspect each Engine, including without limitation a full borescope; and (d) observe a 2 hour demonstration flight (with Lessor’s representatives as on-board observers). 8.5 Non-Compliance: To the extent that the condition of the Aircraft or an Engine does not comply with this Lease, Lessee will at Lessor’s option: (a) immediately rectify the non-compliance and to the extent the non-compliance extends beyond the Expiry Date, all of the terms and conditions of this Lease shall be automatically extended and this Lease shall remain in force until the non-compliance has been rectified; or (b) redeliver the Aircraft to Lessor and indemnify Lessor, and provide to Lessor’s satisfaction cash collateral as security for that indemnity, against the reasonable cost of putting the Aircraft or Engine (as the case may be) into the condition required by this Lease. 8.6 Maintenance Program: (a) Prior to the Expiry Date and upon Lessor’s request, Lessee will provide Lessor or its agent reasonable access to the Maintenance Program and the Aircraft Documents; and (b) Lessee will, if requested by Lessor to do so, upon return of the Aircraft deliver to Lessor a certified true, current and complete copy of the Maintenance Program, if any, excluding any portions thereof that are proprietary to the party carrying out the Maintenance Program and for which Lessee does not have a license permitting disclosure. 9. DEFAULT 9.1 Events: Each of the following events shall constitute an Event of Default and a repudiation of this Lease by Lessee: (a) non-payment: Lessor does not receive any payment (other than monies payable on demand) under this Lease on the due date (or, in respect of monies payable on demand, within five (5) Business Days from such demand);

32 #507053739_v1 (b) insurances: Lessee fails to insure the Aircraft in accordance with the terms of this Lease or brokers give notice of cancellation thereof, and Lessee fails to procure replacement coverage prior to the effective date of cancellation in accordance with the terms of this Lease; (c) other breach: Lessee fails to comply with any other provision of this Lease not otherwise specifically addressed in this Section 9.1; provided, however, that if such failure is in the reasonable opinion of Lessor capable of remedy, the failure shall have continued for thirty (30) calendar days after notice from Lessor to Lessee without having been cured; (d) misrepresentation: any material representation or warranty made (or deemed to be repeated) by Lessee or its agents to Lessor or contained in this Lease, any guaranty or in connection therewith or any certificate, statement or document delivered thereunder proves to be materially incorrect, inaccurate or misleading in any material respect when made or deemed to be repeated; (e) cross default: (i) a default shall occur and be continuing beyond any applicable grace periods under any loan, guaranty or other obligation of Lessee to the Lessor and/or any affiliate thereof or (ii) any loan, guarantee or other obligation of Lessee to any other party in excess of $100,000.00 is declared due prior to its specified maturity date, and such default is not cured within thirty (30) calendar days after notice from Lessor; (f) event of loss: an Event of Loss occurs and the Agreed Value (or in the case of an Engine the amount such Engine was insured for) has not been paid to Lessor out of insurance proceeds or otherwise within 60 days from the occurrence of the loss; (g) liquidation: Lessee ceases conducting business in the normal course, become insolvent or bankrupt, make a general assignment for the benefit of creditors, admit in writing its inability to pay its debts as they mature, declare a moratorium or suspension of payments with respect to all or any part of its debts or enter into any composition, scheme, compromise or other arrangement with its creditors generally (or any class of them), suffer or permit the appointment of a receiver or similar officer for its business or assets or avail themselves of, or become subject to, any proceeding under any statute of any governing authority relating to insolvency, bankruptcy or the protection of rights of creditors or anything analogous to or having a substantially similar effect to any of the events specified above happens under the laws of any applicable jurisdiction; (h) consents: the Lessee fails to obtain or maintain any consent, authorization, license, certificate or approval of, or registration with or declaration to any Government Entity in connection with this Lease, and such failure continues for more than thirty (30) calendar days from the date that Lessee becomes aware, or would have reason to know, of such failure, including, without limitation, any authorization: (i) required by Lessee to authorize, or in connection with, the execution, delivery, validity, enforceability or admissibility in evidence of this Lease or the performance by Lessee of its obligations under this Lease; or (ii) required in connection with the registration of the Aircraft or an international interest therein; (i) seizure: all or a material part of the property, assets, rights or revenues of, or shares or other ownership interests in Lessee are seized, nationalized, expropriated or compulsorily acquired by or under the authority of any Government Entity, and such seizure, nationalization, expropriation, or acquisition is not reversed or otherwise terminated within thirty (30) calendar days of the occurrence thereof;

33 #507053739_v1 (j) repudiation: Lessee repudiates this Lease or does or causes or permits to be done any act or thing evidencing an intention to repudiate this Lease; (k) enforceability: any act, matter or thing is done or omitted to be done by Lessee which, in the reasonable opinion of Lessor, materially affects the validity or enforceability of this Lease or any event occurs which renders it unlawful or impossible for Lessee to perform its obligations under this Lease or for Lessor to exercise any of its rights and remedies hereunder, and such act or omission continues for a period of thirty (30) days after Lessee’s receipt of notice from Lessor; (l) adverse change: any event or series of events occurs which, in the reasonable opinion of Lessor, could reasonably be expected to have a Material Adverse Effect; (m) confiscation of Aircraft: the Aircraft is arrested, confiscated, seized, taken in execution, impounded, forfeited, detained in exercise or purported exercise of any possessory lien or other claim, or otherwise taken from the possession of Lessee or any operator thereof (and such events or circumstances do not fall within the definition of an Event of Loss) and Lessee shall fail to secure the release of the Aircraft within a period of 30 days; (n) repairable damage: the Aircraft suffers any repairable damage and Lessee fails to (i) commence the repair of such damage within 30 days of the date of such occurrence and/or (ii) effect the repair of such damage in a manner consistent with manufacturer’s recommendations, unless such delay results from the unavailability of parts and the Lessee provides Lessor with written proof reasonably acceptable to Lessor that the parts have been ordered on an “AOG” basis and are on back order; or (o) redelivery: the Aircraft is not redelivered to Lessor in accordance with and as required by this Lease. 9.2 Remedies: If an Event of Default occurs Lessor may, at its option (and without prejudice to any of its other rights under this Lease), at any time thereafter: (a) accept such repudiation and by notice to Lessee and with immediate effect terminate the letting of the Aircraft (but without prejudice to the continuing obligations of Lessee under this Lease), whereupon all rights of Lessee under this Lease shall cease; and/or (b) enforce any and all rights and remedies available to Lessor under this Lease, at law, in equity, and/or under the Cape Town Convention; and/or (c) proceed by appropriate court action or actions to enforce performance of this Lease or to recover damages for the breach of this Lease; and/or (d) exercise all rights and remedies (including interim remedies) as a lessor, chargee or security assignee under the Cape Town Convention (including any and all remedies thereunder requiring agreement by Lessee) and/or any remedies in respect of a security interest under the laws of any applicable jurisdiction; and/or (e) either: (i) take possession of the Aircraft, for which purpose Lessor or its representatives may enter any premises belonging to or in the occupation of or under the control of Lessee where the Aircraft may be located, or cause the Aircraft to be redelivered to Lessor at the Redelivery Location or such other location as Lessor may require and Lessor or its representatives are hereby irrevocably, by way of security for Lessee’s obligations under this Lease, appointed attorney for Lessee in causing the delivery or in directing the pilots of Lessee or other pilots to fly the Aircraft to that airport and will have all the powers and authorizations necessary

34 #507053739_v1 for taking that action (the Lessee having consented, and hereby consenting, to the provisions of Article 13 of the Cape Town Convention); or (ii) by serving notice requiring Lessee to redeliver the Aircraft to Lessor at the Redelivery Location. 9.3 Waiver: Lessee expressly waives any right of objection, upon the occurrence of an Event of Default, to the right of Lessor to (i) deregister the Aircraft, (ii) take possession of the Aircraft, and/or (iii) demand redelivery of the Aircraft and Aircraft Documents together with the documents set out in Section 8.5. Lessee hereby waives any rights it may have under the UCC or otherwise to cancel and/or repudiate this Lease or any of the other documents executed or delivered in connection herewith, to reject or revoke acceptance of the Aircraft or any component thereof, to suspend performance, and to recover from Lessor any general, special, incidental or consequential damages, for any reason whatsoever. 9.4 Default Payments: If: (a) an Event of Default occurs; or (b) the Aircraft is not delivered on the proposed Delivery Date by reason of failure of Lessee to satisfy any conditions to that delivery, Lessee on demand will indemnify Lessor as liquidated damages against any and all loss (including loss of profit), damage, expense, cost or liability which Lessor actually sustains or incurs directly or indirectly as a result thereof, including but not limited to any loss, cost, expense or liability sustained or incurred by Lessor owing to Lessee’s failure to redeliver the Aircraft on the date, at the place and in the condition and with the documents required by this Lease. 9.5 Breach of redelivery condition: If the Aircraft (including any Airframe, Engine, Part or Aircraft Document) fails to comply with the redelivery conditions set out in Section 8 Lessor may at Lessee’s cost take such action as is necessary in order to comply with such requirement. In the event that by taking such action any Airframe, Engine or Part is in a better condition than that specified in Section 8, Lessor will not compensate Lessee for such additional benefit to Lessor. 9.6 Right of Lessor: The termination of this Lease for any reason whatsoever shall not affect the right of Lessor to recover from Lessee any money due to Lessor on or before the termination of this Lease or as a result thereof or the rights of Lessor to recover damages for breach of this Lease. The rights of Lessor under this Section 9 shall survive the termination of this Lease for any cause whatsoever. 10. ASSIGNMENT AND SUBORDINATION 10.1 Assignment: Upon at least 30 calendar days’ prior written notice to Lessee, Lessor may assign all or any of its rights under this Lease and in the Aircraft provided that Lessor will in the case of an assignment other than by way of security have no further obligation under this Lease following the assignment of all its rights under this Lease but notwithstanding that assignment will remain entitled to the benefit of each indemnity under this Lease. Lessee will comply, upon Lessor’s written request and at Lessor’s cost and expense, with all reasonable requests of Lessor, its successors and assigns in respect of any such assignment. Lessee may not assign or transfer any of its rights or obligations under this Lease; any assignment by Lessee in violation of this Section shall be void. 10.2 Transfer: If Lessor desires to effect a transfer of its rights and obligations under this Lease Lessee agrees, upon Lessor’s written request and at Lessor’s cost and expense, to cooperate and take all such steps as Lessor may reasonably request to give the transferee the benefit of this Lease; Lessee further agrees to do all things which may be necessary or convenient in order to file, register or perfect any security so constituted (including, without limitation, as may be

35 #507053739_v1 required under the Cape Town Convention) and to acknowledge all notices and comply with all directions given to it in accordance with the terms of such security. The covenants, obligations and liabilities contained herein including but not limited to all obligations to pay Rent and indemnify Lessor are for the benefit of Lessor, any assignee and their respective successors and assigns notwithstanding the possibility that such Person was not originally a party to this Lease or may, at the time such enforcement is sought, no longer be a party to this Lease. 11. INDEMNITY AND FEES 11.1 Indemnity: (a) Lessee agrees to defend, indemnify and hold harmless (both during the Term and thereafter) the Indemnitees from and against any and all Claims (regardless of when the same is made or incurred, whether during or after (but not before) the Term, including, without limitation, any claims arising from death or injury of any Person or the damage of property): (i) which may at any time be suffered or incurred by any of the Indemnitees directly or indirectly as a result of or connected with the possession, delivery, performance, management, ownership, registration, control, maintenance, condition, service, repair, overhaul, leasing, use, operation or return of the Aircraft, any Engine or Part (either in the air or on the ground), either by Lessee or by any Person or entity authorized or designated by Lessee to perform any of the foregoing acts, and whether or not the Claim may be attributable to any defect in the Aircraft, any Engine, or any Part or to its design, testing or use or otherwise, and regardless of when the same arises or whether it arises out of or is attributable to any act or omission, negligent or otherwise, of any Indemnitee; and (ii) which arise out of any act or omission which invalidates or which renders voidable any of the Insurances. (b) Lessee shall indemnify Lessor, on demand, against all and any expenditure and liability reasonably incurred or suffered by Lessor in connection with the protection, maintenance and preservation of the security created by this Lease, including (except with respect to the ordinary and routine costs of Lessor’s monitoring of Lessee’s compliance with its obligations under this Lease) the taking of such steps and the expenditure of any moneys Lessee may at any time be bound but have failed to take and expend in connection with any of the covenants and obligations contained in this Lease together with Default Compensation. The provisions of this Section 11.1(b) shall not be deemed a waiver of Lessee’s obligations or impose any obligations on Lessor to effect such expenditure or liability. (c) Lessee shall indemnify, protect, save, defend and keep harmless each Indemnitee, on a net after-tax basis, from and against any and all Claims that may be imposed on, incurred by or asserted against any Indemnitee, whether or not such Indemnitee shall also be indemnified as to any such Claim by any other person or entity, in any way relating to or arising out of (i) this Lease or any of the other Lease Documents, or the performance, breach (including any Event of Default) or enforcement of any of the terms hereof or thereof, or (ii) the Aircraft, including the assertion or enforcement of any manufacturer’s, vendor’s, dealer’s or other supplier’s warranties on the Aircraft or any part thereof, or the

36 #507053739_v1 including Claims involving or alleging environmental damage, criminal acts, hijacking, acts of terrorism or similar acts, product liability or strict or absolute liability in tort, latent and other defects (whether or not discoverable), for patent, trademark or copyright infringement and for any other risk or matter, the responsibility for which Lessee hereby agrees to bear, including any of the same that result in injuries, death, destruction, or other harm or loss to any Person, entity or property, without regard as to who may have operational control of the Aircraft from time to time. 11.2 Fees: Lessee will pay to Lessor on demand (i) all reasonable expenses (including reasonable attorneys’ fees and costs, appraisal fees, out of pocket and travel costs and registration fees) reasonably incurred by Lessor in connection with (a) the negotiation, preparation and execution of this Lease, and (b) the enforcement of or preservation of any of Lessor’s rights under this Lease, or in respect of the repossession of the Aircraft including any Event of Default or possibility thereof or any demand, enforcement or attempted enforcement by Lessor (in which case Lessee shall also pay Lessor’s legal fees and expenses) and (ii) all reasonable expenses relating to any proposed variation, amendment to or extension of or other documentation in connection with or the consideration of any waiver or consent required under this Lease or requested by Lessor or the monitoring of compliance by Lessee with this Lease. In the event of any litigation arising under this Lease, the prevailing party shall be entitled to recover all reasonable attorneys’ fees and costs incurred by the prevailing party from the non-prevailing party. 11.3 Registration Charges: Lessee shall pay to Lessor all stamp, documentary, filing, recording and registration Taxes and other similar Taxes or charges imposed by any Government Entity in relation to this Lease including any duties or Taxes payable by Lessor (other than Lessor Taxes) and any registration fees and charges for the registration of this Lease, and Lessee shall indemnify Lessor against any and all liabilities with respect to or resulting from any delay or omission by Lessee to pay such Taxes or charges (if any) which may be payable in connection with this Lease. 12. PURCHASE OPTION 12.1 So long as no Event of Default has occurred and is continuing, and provided that no Event of Loss has occurred, Lessee shall have the option to purchase the Aircraft for an amount, payable in immediately available funds, equal to the applicable Early Purchase Amount (adjusted as provided below, if applicable) plus the Closing Fee to the extent not paid to Lessor previously, plus any applicable Taxes and any and all other sums due (including Rent) to Lessor under this Lease; provided, for the sake of clarity, that it is understood and agreed that in no event will Lessor be required to sell the Aircraft to Lessee for an amount less than the First Early Purchase Period Base Price. Lessee will provide Lessor with copies of any and all purchase agreements entered into for the sale of all or a portion of the Aircraft for purposes of calculating the applicable Early Purchase Amount. It is understood and agreed that (i) the applicable Early Purchase Amount will, to the extent applicable, be adjusted for a period of one hundred eighty (180) days after the Expiry Date to take into account the resale of the Aircraft by Lessee during such one hundred eighty (180) day period, and (ii) any remaining portion of the Security Deposit will be applied by Lessor in reduction of the applicable Early Purchase Amount. It is further understood and agreed that this Lease shall not be deemed terminated unless, on the applicable Early Purchase Date (x) Lessor receives the amounts specified in this Section 12.1 in indefeasible funds, and (y) Lessee satisfies any and all other conditions requested in the reasonable discretion

37 #507053739_v1 of Lessor with respect to the purchase of the Aircraft. The provisions of this Section 12.1 shall expressly survive the Expiry Date and the termination of this Lease. 12.2 Upon Lessor’s receipt of the amounts specified above, Lessor will transfer title to the Aircraft to Lessee by means of a special warranty bill of sale in form and substance reasonably acceptable to Lessor. At the time of title transfer Lessor will have legal title to the Aircraft free and clear only of any Lessor Liens. The Aircraft will not be free and clear of any Liens created by or through Lessee or otherwise during the Term. 12.3 LESSEE’S PURCHASE OF THE AIRCRAFT WILL BE “AS-IS,” “WHERE IS,” AND “WITH ALL FAULTS.” FOLLOWING TRANSFER OF TITLE TO LESSEE, LESSOR WILL NOT THEREAFTER BE LIABLE FOR ANY GENERAL, CONSEQUENTIAL OR INCIDENTAL DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY DAMAGES FOR LOSS OF USE, LOSS OF PROFITS OR DIMINUTION OF MARKET VALUE, OR ANY DAMAGES CLAIMED BY LESSEE OR ANY OTHER PERSON OR ENTITY UPON THE THEORIES OF NEGLIGENCE OR STRICT LIABILITY IN TORT. 12.4 Lessee agrees to pay, in addition to the applicable Early Purchase Amount, any Taxes (including sales tax and value added tax), excises (including luxury tax), tariffs, duties, fees or similar charges which may be levied or assessed upon or with respect to the Aircraft or any item thereof or the sale, transfer and delivery of title to the Aircraft by Lessor to Lessee pursuant to this Section 12 (except for Lessor Taxes). Lessee will indemnify and hold Lessor harmless from the payment of any such Taxes, fees or similar charges that may be applicable to the Aircraft or Lessee’s purchase thereof. 13. RESERVED 14. MISCELLANEOUS 14.1 Waiver: No delay or omission by Lessor or Lessee to exercise any right or power vested in it hereunder or by law shall impair such right or power or be construed as a waiver of or as acquiescence in any default by Lessee or Lessor, as the case may be, and, if Lessor or Lessee, as the case may be, on any occasion agrees to waive any such right or power, such waiver shall not in any way prejudice or affect the powers conferred upon Lessor or Lessee, as the case may be, hereunder or the right of Lessor thereafter to act strictly in accordance with the terms of this Lease. The remedies provided herein are cumulative and are not exclusive of any remedies provided by law. Any waiver by Lessor or Lessee, as the case may be, of any provision of this Lease, or any consent or approval given by Lessor or Lessee, as the case may be, hereunder, shall only be effective if given in writing and then only for the purpose and upon the terms for which it is given. Lessee hereby acknowledges that none of the remedies set forth or referenced herein is “manifestly unreasonable” for purposes of the Cape Town Convention. Lessee hereby waives any rights now or hereafter conferred by Applicable Law (including the Cape Town Convention) that limit or modify any of the Lessor’s rights or remedies under this Lease or any of the other Lease Documents, including Article 13(2) of the Cape Town Convention. 14.2 Further assurance: Lessee will from time to time, upon demand from Lessor sign, perfect, do, execute and register all and every such further assurances, documents, acts and things as in the opinion of Lessor may be reasonably necessary or desirable for the purpose of more effectively carrying out the intent and purpose of this Lease and to establish and protect the rights and remedies of Lessor created or intended to be created hereunder at no additional expense to the Lessee.

38 #507053739_v1 14.3 Illegal provisions: If any provision of this Lease is or becomes prohibited or unenforceable in any jurisdiction, such prohibition or unenforceability shall not invalidate the remaining provisions thereof or affect the validity or enforceability of such provisions in any other jurisdiction. Where however the provisions of any such Applicable Law may be waived they are hereby waived by the parties hereto to the full extent permitted by law with the object that this Lease shall be deemed to contain a valid and binding agreement between the parties hereto enforceable in accordance with its terms. Where the provisions may not be waived or may only be waived in part the parties agree to substitute legal and enforceable terms so as to implement the intentions of the parties to the extent that this is legally possible. 14.4 Counterparts; Electronic Signatures: This Lease may be executed in any number of counterparts, each of which shall be deemed an original, and all such counterparts taken together shall be deemed to constitute but one and the same instrument. Lessee may effectively deliver an executed counterpart of a signature page of any Lease Document by facsimile or in electronic (“pdf” or “tif”) format, however Lessee shall also deliver to Lessor manually-executed originals of each Lease Document, but the failure of Lessee to do so shall not affect the validity, enforceability or binding effect of any Lease Document as against Lessee. If Lessee electronically signs this Lease, it is Lessee’s intent to sign this Lease and submit it to Lessor electronically, thereby evidencing Lessee’s intent to be bound by, and comply with all terms and conditions of this Lease. If Lessee electronically signs this Lease, Lessee’s decision to sign this Lease electronically is voluntary. Lessee agrees that the words “execution,” “sign,” “signature,” and words of similar import in this Lease shall be deemed to include electronic signatures and the storage of this Lease in electronic form. An electronically signed and stored version of this Lease shall have the same effect, validity and enforceability as a manually executed signature and paper version of this Lease, as provided for under Applicable Law, including without limitation the Electronic Signatures in Global and National Commerce Act of 2000 (15 U.S.C. § 7001 et seq.), the Electronic Signatures and Records Act of 1999 (NY State Technology Law § 301-309), and any successor legislation or other applicable state e-signature law. Lessee acknowledges and agrees to the exclusive application of United States of America Federal Law and New York State Law with respect to the use of electronic signatures and electronic records, to use electronic signatures for the purpose of executing this Lease and the other Lease Documents, and that electronic signatures operate as an original signature for all such purposes. 14.5 Complete agreement: This Lease and the other Lease Documents set out the complete agreement between the parties in connection with the subject matter of this Lease, and it consequently supersedes all other agreements (if any) between the parties in connection with the said subject matter. Consequently neither Lessee nor Lessor shall be entitled to rely on any change in any provision of this Lease unless the same is in writing and has been approved by a duly authorized officer of Lessee and Lessor. 14.6 Faxes; Electronic Copies: Notwithstanding the provisions of Section 15, Lessor or Lessee, as the case may be, may (but shall not be obliged to) act on receipt of a facsimile communication or electronic copy (via email) reasonably appearing to emanate from Lessee or Lessor, as the case may be. 14.7 Time of Essence: The time stipulated in this Lease for all payments payable by Lessee to Lessor and for the performance of Lessee’s other obligations under this Lease will be of the essence of this Lease. 14.8 Remedy: If Lessee fails to comply with any provision of this Lease, Lessor may, without being in any way obliged to do so or responsible for so doing and without prejudice to the ability of Lessor to treat the non-compliance as an Event of Default, effect compliance on behalf of Lessee,

39 #507053739_v1 whereupon Lessee shall become liable to pay immediately any sums reasonably expended by Lessor together with all costs and expenses (including reasonable attorneys’ fees and costs) reasonably incurred by Lessor in connection therewith. 14.9 Broker: Lessee hereby agrees to be solely and exclusively responsible for the payment of any and all fees which may be due and payable to any broker in connection with this transaction, and further agrees to indemnify and hold the Lessor harmless from any such fees, commissions or other claims made upon Lessor by any such broker. 14.10 Nature of Lease: It is the express intent of the parties that this Lease constitute a true lease and not a sale of the Aircraft. Title to the Aircraft shall at all times remain in Lessor, and Lessee shall acquire no ownership, title, property, right, equity, or interest in the Aircraft other than its leasehold interest solely as Lessee subject to all the terms and conditions hereof. To the extent that Article 2A (“Article 2A”) of the UCC applies to the characterization of this Lease, the parties hereby agree that this Lease is a “Finance Lease” as defined therein. Lessee acknowledges: (i) that Lessee has selected the “Supplier” (as defined in the UCC) and has directed Lessor to purchase the Aircraft from the Supplier in connection with this Lease, and (ii) that Lessee has been informed in writing in this Lease, before Lessee’s execution of this Lease, that Lessee is entitled under Article 2A to the promises and warranties, including those of any third party, provided to Lessor by the Supplier in connection with or as part of the purchase agreement, and that Lessee may communicate with the Supplier and receive an accurate and complete statement of those promises and warranties, including any disclaimers and limitations of them or of remedies. The filing of UCC financing statements pursuant this Lease is precautionary and shall not be deemed to have any effect on the characterization of this Lease. NOTWITHSTANDING THE FOREGOING, LESSOR HAS NOT MADE, AND HEREBY DISCLAIMS ANY ADVICE, REPRESENTATIONS, WARRANTIES AND COVENANTS, EITHER EXPRESSED OR IMPLIED, WITH RESPECT TO ANY LEGAL, ECONOMIC, ACCOUNTING, TAX OR OTHER EFFECTS OF THIS LEASE AND THE TRANSACTION(S) CONTEMPLATED HEREBY, AND LESSEE HEREBY DISCLAIMS ANY RELIANCE ON ANY SUCH WARRANTIES, STATEMENTS OR REPRESENTATIONS MADE BY LESSOR WITH RESPECT HERETO. Notwithstanding the express intent of Lessor and Lessee that this Lease constitute a true lease and not a sale of the Aircraft, should a court of competent jurisdiction determine that this Lease is not a true lease, but rather one intended as security, then solely in that event and for the expressly limited purposes thereof, Lessee shall be deemed to have hereby granted Lessor, and does hereby grant to Lessor, a first priority security interest in the Aircraft and all accessions, substitutions and replacements thereto and therefor, and proceeds (cash and non-cash), including, without limitation, insurance proceeds thereof (but without power of sale), to secure the prompt payment and performance as and when due of all obligations and indebtedness of Lessee, now existing or hereafter created, to Lessor pursuant to this Lease or otherwise. In furtherance of the foregoing, Lessee shall execute and deliver to Lessor any documents reasonably required by Lessor to perfect and maintain perfected such security interest. Lessee hereby authorizes Lessor to authenticate and/or file all UCC financing statements and amendments that in Lessor’s reasonable discretion are deemed necessary or proper to secure or protect Lessor’s interest in the Aircraft or any Part thereof in all applicable jurisdictions. 15. NOTICES

40 #507053739_v1 15.1 Notices: All notices, demands or other communications to be given or made hereunder shall be in writing in English and may be given or made by personal delivery, email transmission or internationally recognized overnight delivery service and addressed: (a) in the case of Lessor, at (b) in the case of Lessee, at TVPX Aircraft Solutions Inc. Volato, Inc. 39 East Eagle Ridge Drive, Suite 201 1954 Airport Road, Suite 124 North Salt Lake, Utah 84054 Chamblee, Georgia 30341 Email: brett@tvpx.com Email: legal@flyvolato.com Att: Brett King Att: Legal Department With a copy to: Bay Point Capital Partners II, LP 3050 Peachtree Road NW, Suite 740 Atlanta, Georgia 30305 Email: scottduncan@baypointadvisors.com Att: Scott Duncan 15.2 Change of address: If either Lessor or Lessee wishes to change its address for communication, it shall give the other not less than ten Business Days notice in writing of the change desired. 15.3 Receipt: Every notice or demand shall be deemed to have been received in the case of a facsimile sent during regular business hours upon telephone or written confirmation of receipt (or, in the case of a facsimile sent after regular business hours, the next Business Day following the date of written confirmation of receipt) and in the case of a letter upon actual receipt by the addressee. 16. APPLICABLE LAW AND JURISDICTION 16.1 Law and jurisdiction: THIS LEASE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO ITS CONFLICT OF LAWS PRINCIPLES (OTHER THAN SECTION 5-1401 AND SECTION 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW). IN RELATION TO ANY DISPUTE ARISING OUT OF OR IN CONNECTION WITH THIS LEASE, LESSEE HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL LEGAL PROCEEDINGS IN CONNECTION WITH THIS LEASE SHALL BE BROUGHT IN THE STATE OR FEDERAL COURTS SITUATED IN THE BOROUGH OF MANHATTAN, NEW YORK, U.S.A., AND LESSEE WAIVES ALL RIGHTS TO A TRIAL BY JURY; provided, however, that Lessor shall have the option, in its sole and exclusive discretion, in addition to the courts mentioned above, to institute legal proceedings against Lessee for repossession of the Aircraft in any jurisdiction where the Aircraft may be located from time to time, or against Lessee for recovery of monies due to Lessor from Lessee, in any jurisdiction where Lessee maintains, temporarily or permanently, any assets. The parties hereby consent and agree to be subject to the jurisdiction of all of the aforesaid courts and, to the greatest extent permitted by Applicable Law, the parties hereby waive any right to seek to avoid the jurisdiction of the above courts on the basis of the doctrine of forum non conveniens. 16.2 Waiver of immunity: Lessee irrevocably and unconditionally:

(i) agrees that if Lessor brings legal proceedings against it or its assets in relation to this Lease no immunity from such legal proceedings, including actions in rem and in personam (which will be deemed to include, without limitation, suit, attachment prior to judgment, other attachment, the obtaining of judgment, execution or other enforcement), will be claimed by or on behalf of itself or with respect to its assets;

(ii) waives any such right of immunity that it or its assets now has or may in the future acquire;

(iii) consents generally in respect of any such proceedings to the giving of any relief or the issue of any process in connection with such proceedings including, without limitation, the making, enforcement or execution against any property whatsoever (irrespective of its use or intended use) of any order or judgment which may be made or given in such proceedings.

17. **TRUTH IN LEASING** NOTE: THIS SECTION IS REQUIRED UNDER TITLE 14 OF THE U.S. CODE OF FEDERAL REGULATIONS, PART 91.23.

17.1 LESSEE SHALL MAIL A COPY OF THIS LEASE TO THE AIRCRAFT REGISTRATION BRANCH, ATTN: TECHNICAL SECTION, P.O. BOX 25724, OKLAHOMA CITY, OKLAHOMA 73125 WITHIN TWENTY-FOUR (24) HOURS AFTER ITS EXECUTION BY BOTH PARTIES.

17.2 THE PARTIES UNDERSTAND THAT A COPY OF THIS LEASE MUST BE CARRIED IN THE AIRCRAFT AND BE MADE AVAILABLE FOR REVIEW UPON REQUEST OF THE FAA ADMINISTRATION.

17.3 AT LEAST FORTY-EIGHT (48) HOURS PRIOR TO TAKEOFF OF THE FIRST FLIGHT UNDER THIS LEASE, LESSEE SHALL PROVIDE THE FAA FLIGHT STANDARDS DISTRICT OFFICE NEAREST THE AIRPORT WHERE THE FLIGHT WILL ORIGINATE WITH THE FOLLOWING INFORMATION: (A) THE LOCATION OF THE AIRPORT OF DEPARTURE, (B) THE DEPARTURE TIME, AND (C) THE REGISTRATION NUMBER OF THE AIRCRAFT.

17.4 LESSEE HAS REVIEWED THE AIRCRAFT'S MAINTENANCE AND OPERATING LOGS SINCE ITS DATE OF MANUFACTURE AND HAS FOUND THAT THE AIRCRAFT HAS BEEN MAINTAINED AND INSPECTED DURING THE TWELVE MONTHS PRECEDING THE EXECUTION OF THIS LEASE IN COMPLIANCE WITH PART 91 OF THE FEDERAL AVIATION REGULATIONS. LESSEE CERTIFIES THAT THE AIRCRAFT PRESENTLY COMPLIES WITH THE APPLICABLE MAINTENANCE AND INSPECTION REQUIREMENTS OF PART 91 OF THE FEDERAL AVIATION REGULATIONS FOR THE OPERATIONS TO BE CONDUCTED UNDER THIS LEASE.

17.5 THE UNDERSIGNED OFFICER, AGENT OR REPRESENTATIVE OF LESSEE HEREBY CERTIFIES THAT LESSEE IS RESPONSIBLE FOR OPERATIONAL CONTROL OF THE AIRCRAFT WHICH IS THE SUBJECT OF THIS LEASE AND THAT LESSEE UNDERSTANDS ITS RESPONSIBILITIES FOR COMPLIANCE WITH APPLICABLE U.S. FEDERAL AVIATION REGULATIONS.

SIGNATURE: ______________________

NAME: Matt Liotta

ADDRESS: 1954 Airport Road, Suite 124
Chamblee, Georgia 30341

41

#506672650_v1

42 #507053739_v1 17.6 THE PARTIES ACKNOWLEDGE THAT AN EXPLANATION OF THE FACTORS BEARING ON OPERATIONAL CONTROL AND PERTINENT FEDERAL AVIATION REGULATIONS CAN BE OBTAINED FROM THE NEAREST FAA FLIGHT STANDARDS DISTRICT OFFICE. {Remainder of Page Left Intentionally Blank - Signature Page to Follow Immediately Hereafter}

INWITNESS whereof this Lease (incorporating Schedules 1 to 5 inclusive) has been signed on behalfof the parties hereto the day and year first above written. WITNESSES: TVPX AIRCRAFT SOLUTIONS, INC., not in its individual capacity but solely as Owner Trustee under that certain Trust Agreement dated as of August 1, 2024 and known as the TVPX 2024 G280 MSN 2282 Business Trust Print Name: Print Name: By: Name: Title: Lessor» WITNESSES: VOLATO, INC. Prínt Name: le PRAcHAR Print Name: HIke mdep By: Print Name:Matt Liotta Title: Chief Executive Officer Lessee" COUNTERPART 1 OF 4. IN THE EVENT THAT THIS DOCUMENT IS DEEMED TO CONSTITUTE «CHATTEL PAPER" AND MULTIPLE ORIGINAL COUNTERPARTS HAVE BEEN EXECUTED BY THE PARTIES HERETO, THEN COUNTERPART NO. 1 OF 4 ORIGINAL COUNTERPARTS SHALL BE DEEMED THE ONLY ORIGINAL FOR PURPOSES OF DETERMINING WHICH ORIGINAL COUNTERPART CONSTITUTES THE CHATTEL PAPER RESULTING FROM THE INSTANT TRANSACTION. #506672650 v1 43

44 #507053739_v1 SCHEDULE 1 Aircraft Specification Aircraft Type: IAI LTD Model GULFSTREAM G280 (described on the International Registry Manufacturer’s List as GULFSTREAM Model IAI Ltd. Gulfstream 280 (G280)) airframe Serial No: 2282 Registration: N280CX Engines: Honeywell International Inc. Model AS907-2-1G (described on the International Registry Manufacturer’s List as HONEYWELL Model AS907 Series) engines Serial Nos: P130689 and P130690 APU: Honeywell Model GTCP36-150W auxiliary power unit Serial No: P-392 Aircraft Documents: (1 copy each) - Logbook - Pilots Operating Handbook - Aircraft Flight Manual - Maintenance Manual - Parts Catalog

45 #507053739_v1 SCHEDULE 2 Acceptance Certificate This Acceptance Certificate (this “Certificate”) is delivered on the date set out below by Volato, Inc., a Georgia corporation (“Lessee”), to TVPX Aircraft Solutions Inc., not in its individual capacity but solely as Owner Trustee under that certain Trust Agreement dated effective as of August 1, 2024 and known as the TVPX 2024 G280 MSN 2822 Business Trust (“Lessor”), pursuant to that certain Aircraft Lease Agreement (S/N 2282) dated effective August 9, 2024 between Lessor and Lessee (the “Agreement”). The capitalized terms used in this Certificate shall have the meaning given to such terms in the Agreement. 1. DETAILS OF ACCEPTANCE Lessee hereby confirms to Lessor that Lessee has on this 9th day of August, 2024, unconditionally accepted the following, in the condition received, in accordance with the provisions of the Agreement: (a) Aircraft: IAI LTD Model: GULFSTREAM G280 Serial No: 2282 Registration No: N280CX (b) Engines: Honeywell International Inc. Model: AS907-2-1G Serial Nos.: P130689 and P130690 (c) Loose Equipment Check List and manuals and records: As per list signed by Lessor and Lessee and attached hereto; (d) Aircraft Documents. 2. CONFIRMATION Lessee confirms to Lessor that as at the time indicated above, being the Delivery: (a) the representations and warranties contained in Section 4.1 of the Agreement are hereby repeated; (b) the Aircraft is insured as required by the Agreement; and (c) Lessee’s authorized technical experts have thoroughly examined and inspected the Aircraft to ensure the Aircraft conforms to Lessee’s requirements. The Aircraft is in accordance with the specifications of the Agreement and satisfactory in all respects. (d) Lessor has neither manufactured nor supplied the Aircraft, and Lessor has acquired the Aircraft in connection with the Agreement. Lessee has selected the Aircraft and the maintenance providers without any assistance from Lessor, its agents or employees, and Lessee is leasing the Aircraft “as-is, where-is” and “with all faults.” The Agreement shall be deemed a “finance lease” under Section 2A-103(g) of the UCC. 3. IN WITNESS WHEREOF, Lessee has, by its duly authorized representative, executed this Certificate on the date in paragraph 1 above. VOLATO, INC. By: ____________________________ Name: Matt Liotta Title: Chief Executive Officer

46 #507053739_v1 SCHEDULE 3 Conditions Precedent; Conditions Subsequent 1. Conditions Precedent to Delivery of Aircraft: Lessor shall not be obligated to lease the Aircraft unless and until: (a) Lessor has received in form and content and upon terms and conditions acceptable to it not less than 5 Business Days before the Delivery Date: (i) corporate documentation: copies (certified by an officer or director of Lessee) of each of the following (a) certified copies of its constitutional documents with all amendments thereto, (b) resolutions of its directors, shareholders, managers, or members, as applicable, approving or ratifying the execution of this Lease, (c) a power of attorney in favor of the Persons executing on its behalf this Lease and authorizing a specified Person to accept delivery of the Aircraft on its behalf, (d) a certificate naming each of its officers, and (e) a certificate of good standing (or its equivalent) from the appropriate regulating body of the State of Organization; (ii) licenses: copies of Lessee’s or Approved Manager’s air carrier certificates and all other licenses, certificates and permits required by Lessee or Approved Manager in relation to, or in connection with, the operation of the Aircraft; (iii) airworthiness: a certified true copy of the Certificate of Airworthiness relating to the Aircraft; (iv) proof of free and clear title: the receipt by Lessor of the following: (i) an aircraft title and lien search report and an International Registry priority search certificate from a title agent or counsel acceptable to Lessor in its sole and absolute discretion, in each case evidencing that the Aircraft and the Engines are subject to no encumbrances and that Lessee possesses free and clear title to the Aircraft and the Engines; (v) Bill of Sale: a warranty bill of sale from Lessee to Lessor duly recorded with the Aviation Authority; (vi) powers of attorney: an irrevocable deregistration and export request authorization from Lessee authorizing Lessor to undertake certain actions on behalf of Lessee with respect to the Aircraft; (vii) UCC-1 financing statement: the filing by Lessor of a UCC-1 financing statement in form and substance acceptable to Lessor in respect of the Lessee and the Aircraft; (viii) lien search: receipt by Lessor of a UCC lien search against Lessee in form and substance reasonably acceptable to Lessor in all respects; (ix) management/charter agreements: copies of any and all subleases, management and/or charter agreements related to the Aircraft; (x) assignments of management/charter agreements: assignments and notices and acknowledgments of assignments in favor of Lessor of any subleases, management and/or charter agreements related to the Aircraft, in each case in form and substance acceptable to Lessor in all respects;

47 #507053739_v1 (xi) legal opinions: such legal opinions in respect of the Lessee and/or the Aircraft as Lessor may reasonably request; and (xii) miscellaneous: such other documents and certificates as the Lessor may reasonably request. (b) Insurance: The receipt by Lessor on or before the Delivery of certificates of insurance (and where appropriate certificates of reinsurance) and broker’s (and any reinsurance broker’s) letter of undertaking addressed to Lessor in each case from the brokers or underwriters with which the Aircraft is insured on terms reasonably satisfactory to Lessor; (c) Security Deposit: The receipt by Lessor on or before the Delivery of the balance of the Security Deposit; (d) Validly Registered: Evidence that on Delivery the Aircraft has been validly registered in the name of Lessor under the laws of the State of Registration and that all filings, registrations, recordings and other actions have been or will be taken in the States of Organization and Registration, the Habitual Base and the International Registry which are necessary or advisable to ensure the validity, effectiveness and enforceability of this Lease and to protect the property rights of Lessor in the Aircraft, any Engine or Part. 2. Further conditions precedent: The obligations of Lessor to deliver and lease the Aircraft under this Lease are subject to the further conditions precedent that no Event of Default has occurred and is continuing or would reasonably be expected to result from the leasing of the Aircraft to Lessee under this Lease. 3. Conditions Subsequent: On the earlier to occur of (a) thirty (30) days after the Delivery Date, and (b) Lessee’s purchase of the Aircraft from Lessor in accordance with Section 12 of this Lease, Lessee shall pay the Closing Fee to Lessor in immediately available funds. 4. Waiver: The conditions specified in Sections 1, 2 and 3 of this Schedule 3 are for the sole benefit of Lessor and may be waived or deferred in whole or in part and with or without conditions by Lessor. If any of those conditions are not satisfied on Delivery and Lessor (in its sole and absolute discretion) nonetheless agrees to deliver the Aircraft to Lessee, Lessee will ensure that those conditions, unless waived in writing by Lessor, will be fulfilled within 30 calendar days after Delivery and Lessor may treat Lessee’s failure to do so as an Event of Default.

48 #507053739_v1 SCHEDULE 4 Rent Payments Lessee will pay Rent to Lessor or its order in three (3) consecutive monthly rental payments. The first Rent payment (Rental Payment No. 1) will be due on the Delivery Date. Each subsequent Rent payment, except for the final Rent payment (Rental Payment Nos. 2 and 3) will be due and payable to Lessor every month thereafter. The final Rent payment (Rental Payment No. 3) will be due and payable to Lessor at the beginning of the third (3rd) monthly rental period. The amount of each monthly Rental Payment will be as follows which is based on an August 9, 2024 Effective Date: Date Month Rent 8/9/2024 1 $266,666.00 9/9/2024 2 $266,666.00 10/9/2024 3 $266,666.00